                                SCHEDULE 14A
                               (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

GARDNER DENVER, INC.
................................................................................
(Name of Registrant as Specified In Its Charter)

................................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

................................................................................
      2) Aggregate number of securities to which transaction applies:

................................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

................................................................................
      4) Proposed maximum aggregate value of transaction:

................................................................................
      5) Total fee paid:

................................................................................
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1) Amount previously paid:

................................................................................
      2) Form, Schedule or Registration Statement No.:

................................................................................
      3) Filing Party:

................................................................................
      4) Date Filed:

................................................................................




[GARDNER DENVER LOGO]

                                                      March 15, 2005

TO OUR STOCKHOLDERS:

    You are cordially invited to attend the 2005 Annual Meeting of Stockholders on Tuesday, May 3, 2005 at 1:30 p.m., at the Quincy
Country Club, 2410 State Street, Quincy, Illinois.

    The attached Notice and Proxy Statement describe the business of the meeting. After the transaction of formal business, a question and answer period will follow.

    We look forward to a significant vote of the Common Stock, either in person or by proxy. This year, we are offering three convenient ways to vote your proxy. If you are a stockholder of record, you may use the toll-free telephone number on the proxy card to vote your shares or you may vote your shares via the Internet by following the simple instructions on the proxy card. If you prefer to vote your shares by mail, simply complete, date, sign and return your proxy card in the enclosed stamped and addressed envelope. Regardless of your method of voting, you may revoke your proxy and vote in person if you decide to attend the Annual Meeting.

    We are now offering you the opportunity to access future stockholder communications (e.g., annual reports, proxy statements, related proxy materials) over the Internet instead of receiving such communications in print. Participation is completely voluntary. If you give your consent, in the future, when our material is available over the Internet, the package you receive containing your proxy voting card will contain the Internet location where the material is available (http:// www.gardnerdenver.com). There is no cost to you for this service other than any charges you may incur from your Internet provider, telephone and/or cable company. Once you give your consent, it will remain in effect until revoked, which you may do at any time by writing to us or our transfer agent, National City Bank. In addition, you may also request paper copies of any such communications at any time by writing to us or our transfer agent.

    Your support is appreciated, and we hope that you will be able to join us at the May 3rd meeting.

                                           Cordially,

                                           /s/ Ross J. Centanni
                                           Ross J. Centanni
                                           Chairman, President and
                                             Chief Executive Officer


                        GARDNER DENVER, INC.
                      1800 GARDNER EXPRESSWAY
                       QUINCY, ILLINOIS 62305

           NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

    The 2005 Annual Meeting of Stockholders of Gardner Denver, Inc. (the "Company") will be held at the Quincy Country Club, 2410 State Street, Quincy, Illinois on Tuesday, May 3, 2005 at 1:30 p.m., for the following purposes:

    1. To elect three directors to serve for a three-year term each;

    2. To approve the Company's Executive Annual Bonus Plan; and

    3. To transact such other business as may properly come before the meeting.

    Stockholders of record at the close of business on March 4, 2005 are entitled to notice of, and to vote at, the meeting. Stockholders of record may vote their proxy by completing the enclosed proxy card, calling the toll-free number indicated on the proxy card, or accessing the Internet website specified in the instructions included on the proxy card. A stockholder may revoke a proxy at any time before it is voted at the meeting by following the procedures described in the attached Proxy Statement.

                                      FOR THE BOARD OF DIRECTORS

                                      Tracy D. Pagliara
                                      Vice President, Administration,
                                      General Counsel and Secretary

Quincy, Illinois
March 15, 2005



                         RETURN OF PROXIES REQUESTED

             ==================================================
              TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE (1) SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD, FOR WHICH A RETURN ENVELOPE IS PROVIDED; (2) CALL THE TOLL-FREE NUMBER INDICATED ON THE ENCLOSED PROXY CARD; OR (3) ACCESS THE INTERNET WEBSITE SPECIFIED IN THE INSTRUCTIONS ON THE PROXY CARD.
             ==================================================


                            GARDNER DENVER, INC.
                          1800 GARDNER EXPRESSWAY
                           QUINCY, ILLINOIS 62305

                              PROXY STATEMENT


                            GENERAL INFORMATION

    The accompanying proxy is solicited by the Board of Directors of Gardner Denver, Inc. (the "Company" or "Gardner Denver") and will be voted in accordance with the instructions given (either in a signed proxy card or voted through the toll-free telephone or Internet procedures described below) and not revoked. A stockholder may revoke a proxy at any time before it is voted by (1) giving notice to the Company in writing, (2) submitting another proxy that is properly signed and later dated, or (3) voting in person at the meeting. Attendance at the meeting will not in and of itself revoke a proxy.

    This Proxy Statement and the enclosed proxy card were first mailed to stockholders on or about March 23, 2005. The record date for determining the stockholders entitled to vote at the meeting was the close of business on March 4, 2005 (the "Record Date"). On that date, the outstanding voting securities of the Company were 20,056,178 shares of Common Stock, par value $0.01 ("Common Stock"). Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock is required to establish a quorum. Abstentions and "broker non-votes" (as described below) will be considered present at the meeting for purposes of determining a quorum with respect to items brought before the meeting.

    Brokers holding shares for beneficial owners must vote these shares according to specific instructions received from the owner. If specific instructions are not received, brokers may vote these shares in their discretion on certain routine matters, such as the election of directors. However, the New York Stock Exchange rules preclude brokers from exercising their voting discretion on certain proposals. In these cases, if they have not received specific instructions from the beneficial owner, brokers may not vote on the proposals, resulting in what is known as a "broker non-vote."

    The affirmative vote of a majority of the outstanding shares of Common Stock having voting power present at the meeting, in person or by proxy and voting thereon, is required to elect each of the nominees as a director of the Company (Item 1 on the proxy card). For these purposes, abstentions and "broker non-votes" will not be counted as voting for or against the proposal to which it relates.

    The affirmative vote of a majority of the outstanding shares of Common Stock having voting power present at the meeting, in person or by proxy and voting thereon, is required to approve the Executive Annual Bonus Plan (Item 2 on the proxy card). For these purposes, abstentions and "broker non-votes" will not be counted as voting for or against the proposal to which they relate.

    The Company is not aware of any matter that will be presented to the meeting for action on the part of the stockholders other than that stated in the notice. If any other matter is properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares to which the proxy relates in accordance with their best judgment.

    Stockholders of record may vote using the toll-free number listed on the proxy card or via the Internet or they may complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided. The telephone and Internet voting procedures are designed to authenticate stockholders' identities. The procedures allow stockholders to give their voting instructions and confirm that their instructions have been properly recorded. Specific instructions to be followed by any stockholder of record interested in voting by telephone or the Internet are set forth on the enclosed proxy card.

    Stockholders may vote by telephone or through the Internet 24 hours a day, 7 days a week. Telephone or Internet votes must be received by 11:59 p.m. Eastern Time on May 2, 2005 for all shares of Common Stock other than shares held in the Gardner Denver, Inc. Savings Plan and the Gardner Denver, Inc. Retirement Savings Plan, including the Gardner Denver, Inc. Supplemental Excess Defined Contribution Plan (together, the "Savings Plans").

    Shares of Common Stock held in the Savings Plans will be voted by Wachovia Bank, N.A. ("Wachovia"), as trustee of the Savings Plans. The enclosed proxy card includes the number of equivalent shares credited to your account. Voting instructions to Wachovia regarding your Savings Plans shares must be received by 11:59 p.m. Eastern Time on April 28, 2005. Such voting instructions can be made in the same manner as other shares of Common Stock are voted by proxy (i.e., by returning the proxy card by mail or voting by telephone or through the Internet as described above). A vote by telephone or through the Internet authorizes Wachovia and the proxies named on the enclosed proxy card to vote your shares in the same manner as if you marked, signed and returned your proxy card. Therefore, if you vote by telephone or Internet, there is no need to return the proxy card.

    After April 28, 2005, all shares of Common Stock held in the Savings Plans for which voting instructions have not been received, and all shares not yet allocated to participants' accounts, will be voted by Wachovia, as trustee, as directed by the Company, in the same proportion (for or against) as the shares for which instructions are received from participants in the Savings Plans. If you fail to return a proxy properly signed or fail to cast your votes by telephone or via the Internet by April 28, 2005, the equivalent shares of Common Stock credited to your Savings Plans account will be voted by Wachovia, as trustee, as directed by the Company, in the same proportion as the shares for which instructions were received from other participants in the Savings Plans.

    The cost of soliciting proxies will be paid by the Company. The Company will, upon request, reimburse brokerage houses, custodians, nominees and others for their out-of-pocket and reasonable clerical expenses incurred in connection with such solicitation. For the purpose of obtaining broad representation at the meeting, Georgeson Shareholder Communications Inc. has been retained by the Company to assist in the solicitation of proxies at an anticipated cost of approximately $10,000 plus reimbursement of reasonable expenses. Officers and employees of the Company, without being additionally compensated, may also make requests for the return of proxies by letter, telephone or other means or in person.

    If you are a registered holder of shares, you have the option to access future stockholder communications (e.g., annual reports, proxy statements and related proxy materials) over the Internet instead of receiving those documents in print. Participation is completely voluntary. If you give your consent to receive such material electronically, in the future, when our material is available over the Internet, the package you receive containing your proxy voting card will contain the Internet location where such stockholder communications are available (www.gardnerdenver.com). The material will be presented in PDF format. There is no cost to you for this service other than any charges you may incur from your Internet provider, telephone and/or cable company. Once you give your consent, it will remain in effect until you inform the Company otherwise. You may revoke your consent at any time and/or request paper copies of any of these stockholder communications by writing the Company's transfer agent, National City Bank, Corporate Trust Operations, Department 5352, P.O. Box 92301, Cleveland, Ohio 44193-0900, or by writing the Company.

    To give your consent to receive such material electronically, follow the prompts when you vote by telephone or over the Internet or check the appropriate box located at the bottom of your proxy card when you vote by mail.

                     PROPOSAL I--ELECTION OF DIRECTORS

    The authorized number of directors of the Company is presently fixed at eight. In July 2004, the number of directors was increased from seven to eight by decision of the Company's Board of Directors in accordance with the Bylaws of the Company. The directors are divided into three classes, with two classes having three members each and one class having two members. Directors in each class are elected for three-year terms so that the term of office of one class of directors expires at each annual meeting.

    For election as directors at the Annual Meeting of Stockholders to be held on May 3, 2005, the Board of Directors has approved the nominations of Donald G. Barger, Jr., Raymond R. Hipp, and David D. Petratis, who are currently directors, to serve for three-year terms expiring in 2008. THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF THESE NOMINEES WILL BE IN THE BEST INTERESTS OF THE STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE FOR ELECTION OF THESE NOMINEES, WHICH IS ITEM 1 ON THE PROXY CARD. Proxies received in response to the Board's solicitation will be voted FOR election of these nominees for director if no specific instructions are included for Item 1, except for shares held in Savings Plans which shall be voted as set forth in the accompanying proxy. See also "General Information."

    If any one of the nominees becomes unavailable or unwilling for good reason to stand for election, the accompanying proxy will be voted for the election of such person, if any, as shall be recommended by the Board of Directors, or will be voted in favor of holding a vacancy to be filled by the directors. The Company has no reason to believe that any nominee will be unavailable or unwilling to stand for election.

    The following information is provided regarding the nominees for election as a director and each of the other directors who will continue in office after the meeting.

                           NOMINEES FOR ELECTION


[PHOTO] DONALD G. BARGER, JR., age 62, has been a director of Gardner Denver since its spin-off from Cooper Industries, Inc. ("Cooper") in April 1994. Mr. Barger is the Senior Vice President and Chief Financial Officer of Yellow Roadway Corporation, a publicly held company specializing in the transportation of goods and materials. He joined the predecessor company, Yellow Corporation ("Yellow") in December 2000 in the same capacity. Prior to joining Yellow, he served as Vice President and Chief Financial Officer of Hillenbrand Industries Inc. ("Hillenbrand"), a publicly held company serving healthcare and funeral services, from March 1998 until December 2000. Mr. Barger was also Vice President, Chief Financial Officer of Worthington Industries, Inc., a publicly held manufacturer of metal and plastic products and processed steel products, from September 1993 until joining Hillenbrand. Mr. Barger has a B.S. degree from the United States Naval Academy and an M.B.A. from the University of Pennsylvania, Wharton School of Business. Mr. Barger is a director of the Quanex Corporation.

[PHOTO] RAYMOND R. HIPP, age 62, has been a director of Gardner Denver since November 1998. Since July 2002, Mr. Hipp has served as a strategic alternative and merger and acquisition consultant. Mr. Hipp served as Chairman, President and CEO and a Director of Alternative Resources Corporation, a provider of information technology staffing and component outsourcing, a position he held from July 1998 until his retirement in June 2002. From August 1996 until May 1998, Mr. Hipp was the Chief Executive Officer of ITI Marketing Services, a provider of telemarketing services. Mr. Hipp has a B.S. degree from Southeast Missouri State University.

[PHOTO] DAVID D. PETRATIS, age 47, was appointed a director of Gardner Denver in July 2004. Mr. Petratis has been the President and Chief Executive Officer of the North American Operating Division of Schneider Electric, located in Palatine, Illinois, since January 2004. Schneider Electric is headquartered in Paris, France and provides a market-leading brand of electrical distribution and industrial control products, systems and services. Mr. Petratis previously served as the President and Chief Operating Officer of the North American Division of Schneider Electric from December 2002 until his promotion. He was President of MGE Americas, a privately held manufacturer of power supplies, from 1996 through 2002. Mr. Petratis earned a B.A. degree in Industrial Management from the University of Northern Iowa and an M.B.A. from Pepperdine University. He has held positions on the Board of Directors of the University of California, Irvine Graduate School of Management, the California State (Fullerton) Quality Advisory Board and Project Independence, a community agency in Costa Mesa, California for the developmentally disabled. Mr. Petratis also serves on the Board of Governors of National Electrical Manufacturers Association (NEMA).

       DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER THE MEETING

          TERMS EXPIRING AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS

[PHOTO] ROSS J. CENTANNI, age 59, has been President and Chief Executive Officer and a director of Gardner Denver since its incorporation in November 1993. He has been Chairman of Gardner Denver's Board of Directors since November 1998. Prior to Gardner Denver's spin-off from Cooper in April 1994, he was Vice President and General Manager of Gardner Denver's predecessor, the Gardner-Denver Industrial Machinery Division, where he also served as Director of Marketing from August 1985 to June 1990. He has a B.S. degree in industrial technology and an M.B.A. degree from Louisiana State University. Mr. Centanni is a director of Esterline Technologies, a publicly held manufacturer of components for avionics, propulsion and guidance systems, and Denman Services, Inc., a privately held supplier of medical products. He is also a member of the Petroleum Equipment Suppliers Association Board of Directors and a member of the Executive Committee of the International Compressed Air and Allied Machinery Committee.

[PHOTO] RICHARD L. THOMPSON, age 65, has been a director of Gardner Denver since November 1998. Mr. Thompson served as a Group President and Executive Office Member of Caterpillar Inc. ("Caterpillar"), a publicly held manufacturer of construction machinery and equipment, from 1995 until his retirement in June 2004. He earned a B.S. in electrical engineering and an M.B.A. from Stanford University and completed the Caterpillar Advanced Management Program. Mr. Thompson serves as Vice Chairman of the Board of Directors of Lennox International, Inc., a publicly held manufacturer of HVAC and refrigeration equipment, and as a director of NiSource Inc., a publicly held electric and gas utility.

          TERMS EXPIRING AT THE 2007 ANNUAL MEETING OF STOCKHOLDERS

[PHOTO] FRANK J. HANSEN, age 63, has been a director of Gardner Denver since June 1997. Mr. Hansen was the President and Chief Executive Officer of IDEX Corporation, a publicly held manufacturer of proprietary fluid handling and industrial products, from April 1999 until his retirement in April 2000. He was President and Chief Operating Officer from January 1998 to April 1999 and Senior Vice President and Chief Operating Officer from July 1994 until January 1998. Mr. Hansen has a B.S. degree in business administration from Portland State University.

[PHOTO] THOMAS M. MCKENNA, age 67, has been a director of Gardner Denver since its spin-off from Cooper in April 1994. Mr. McKenna served as the President of United Sugars Corporation, a marketing cooperative which is one of the nation's largest sugar marketers to both the industrial and retail markets, from December 1998 until his retirement in December 2002. He was President and Chief Executive Officer of Moorman Manufacturing Company, a privately held manufacturer of agricultural supplies, from August 1993 until January 1998. Mr. McKenna has a B.A. degree from St. Mary's College and an M.B.A. from Loyola University.

[PHOTO] DIANE K. SCHUMACHER, age 51, has been a director of Gardner Denver since August 2000. Ms. Schumacher has served as Senior Vice President, General Counsel and Secretary of Cooper from 1995 to 2003 and presently serves as Senior Vice President, General Counsel and Chief Compliance Officer. Ms. Schumacher holds a B.A. degree in economics from Southern Illinois University and a J.D. degree from DePaul University College of Law. She also completed the Harvard Advanced Management Program and serves as a director of the American Arbitration Association and is a member of the Executive Committee.

     BOARD OF DIRECTOR RESPONSIBILITIES, COMPENSATION AND RELATIONSHIPS

    The Company's Board of Directors (the "Board") held four regular meetings and no special meetings during 2004. Each director, other than Mr. Petratis, attended the Company's annual stockholder meeting and all of the Board meetings and meetings of Committees of which he or she was a member.
Mr. Petratis, who was appointed as a director on July 26, 2004, attended all of the Board meetings held after his appointment and all meetings of Committees of which he was a member.

    The Board has adopted categorical standards of independence for its members, a copy of which is attached hereto as Appendix A. In accordance with New York Stock Exchange and Securities and Exchange Commission ("SEC") rules and guidelines, the Board assesses the independence of its members from time to time. As part of this assessment, the following steps are taken:

    * The Board reviews the standards of independence in relation to each director's response to a detailed questionnaire which addressed the director's background, activities and relationships.

    * The Board reviews the commercial and other relationships, if any, between the Company and each director.

    * The Board determines whether or not any director has a material relationship with the Company, either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with the Company. In making this determination, the Board broadly considers all relevant facts and circumstances, including (a) the nature of the relationship, (b) the significance of the relationship to the Company, the other organization and the individual director, (c) whether or not the relationship is solely a business relationship in the ordinary course of the Company's and the other organization's businesses and does not afford the director any special benefits, (d) any commercial, banking, consulting, legal, accounting, charitable and familial relationships, and (e) whether a director's affiliated company and the Company engaged in transactions which involved an aggregate amount of payments for products or services greater than two percent of the annual consolidated gross revenues of the affiliated company.

The Board has reviewed the commercial and other relationships between the Company and its present directors (including all of the nominees presently standing for election). After taking into account all relevant facts and circumstances, the Board determined that there were no material relationships, whether industrial, banking, consulting, legal, accounting, charitable or familial, which would impair the independence of any of the directors or nominees.

    On the basis of this assessment and the standards for independence adopted by the New York Stock Exchange and the SEC, the Board determined that all of its members (including all of the nominees presently standing for election) other than Mr. Centanni, its Chairman, President and Chief Executive Officer, are independent. Mr. Centanni is not independent because he is an employee of the Company.

BOARD OF DIRECTORS COMMITTEES

    The Board has a standing Audit and Finance Committee, a standing Management Development and Compensation Committee and a standing Nominating and Corporate Governance Committee, each composed exclusively of independent nonemployee directors. The Board has adopted written charters for each of the Audit and Finance Committee, the Management Development and Compensation Committee and the Nominating and Corporate Governance Committee, copies of which are available on the Company's website at www.gardnerdenver.com. Copies of each such charter are also available in print to any stockholder upon request in writing to the Corporate Secretary at 1800 Gardner Expressway, Quincy, Illinois 62305 or by telephone to 217-222-5400.

    The Audit and Finance Committee. The Audit and Finance Committee, currently composed of Donald G. Barger, Jr., Chairperson, Thomas M. McKenna, Raymond R. Hipp and David D. Petratis, held four meetings during 2004. In addition, the Pricing Committee of the Board, which was comprised of all of the members of the Audit and Finance Committee, held one special meeting, at which all members were in attendance, in connection with the Company's public offering in March 2004. The Board has determined that all members of the Audit and Finance Committee are independent, pursuant to New York Stock Exchange listing standards and SEC guidelines. The Board has also determined that Donald G. Barger, Jr. is an Audit Committee Financial Expert, as that term is defined in Item 401(h)(2) of Regulation S-K.

    The purpose of the Audit and Finance Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:

    * The integrity of the Company's financial statements and financial information provided to stockholders and others;

    * The adequacy and effectiveness of the Company's disclosure controls and procedures and its internal control over financial reporting;

    * The adequacy and effectiveness of the Company's financial reporting principles and policies;

    * The adequacy and effectiveness of the Company's internal and external audit processes;

    * The adherence to the Company's regulatory compliance policies and procedures;

    *   The Company's compliance with legal and regulatory requirements;
        and

    * The Company's independent registered public accounting firm's (independent auditors') qualifications and independence.

    The specific functions of the Audit and Finance Committee include, among other things:

    * Appointment, retention, discharge, oversight and compensation of the Company's independent auditors, including resolution of any disagreements between management and the Company's independent auditors regarding financial reporting;

    * Review of the planned scope and results of the internal auditors' and independent auditors' respective audits and examinations of the Company's financial results;

    * Approve in advance all non-audit services to be provided by, and estimated fees of, the Company's independent auditors, subject to certain exceptions;

    * Receive and review, at least annually, reports from the Company's independent auditors with respect to: (i) critical accounting policies and practices used by the Company in the preparation of its financial statements, (ii) alternative treatments of financial information within GAAP, including the ramifications of the use of any alternative disclosures and treatments, and (iii) any other material written communications between the independent auditors and management;

    * Review with the independent auditors any problems or difficulties with the audit, including, among other things, significant disagreements with management, any "management" or "internal control" letter issued or proposed to be issued, responsibilities, budget and staff issues and management's response;

    * At least annually, obtain and review a report by the independent auditors describing the independent auditors' independence and internal quality control procedures, and make a determination regarding the independent auditors' independence;

    * Receive the annual report from the independent auditors regarding the Company's internal control over financial reporting and review such report with the Company's management;

    * Review and discuss with management, the internal audit department and the independent auditors the Company's financial statements, including, among other things, (i) any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; and (ii) the effect of regulatory and accounting initiatives on the financial statements;

    * Establish procedures for the receipt, retention, treatment and handling of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns and complaints regarding questionable accounting, internal controls and procedures for financial reporting or auditing matters;

    * Oversight of the Company's benefits committee in its establishment of investment objectives, policies and performance criteria for the management of the Company's retirement and benefit plan assets;

    * Monitor compliance with the Company's Code of Ethics and Business Conduct Policy;

    * Review information concerning environmental, legal and other matters which may represent material financial exposure or risk to the Company;

    * Establish clear hiring policies for employees or former employees of the Company's independent auditor; and

    * Report regularly to the Board and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

The Audit and Finance Committee has authority to retain outside financial and legal advisors to assist it in meeting any of the above obligations, as necessary and appropriate, and to ensure that the Company provides appropriate funding to pay the fees and expenses of the Company's independent auditors and the Audit and Finance Committee's other outside advisors.

    The Management Development and Compensation Committee. The Management Development and Compensation Committee, currently composed of Richard L. Thompson, Chairperson, Frank J. Hansen, Thomas M. McKenna and Diane K. Schumacher, held three regular meetings and one special meeting during 2004. The Board has determined that all members of the Management Development and Compensation Committee are independent, pursuant to New York Stock Exchange listing standards and SEC guidelines.

    The purpose of the Management Development and Compensation Committee is to assist the Board in discharging its responsibilities relating to executive selection, retention and compensation and succession planning. The specific functions of the Management Development and Compensation Committee include, among other things:

    * Review and consult with the Chief Executive Officer concerning selection of officers, management succession planning, executive performance, organizational structure and matters related thereto and assist the Chief Executive Officer in developing recommendations concerning the same from time to time for Board consideration;

    * Recommend to the Board one or more candidates for Chief Executive Officer in the event the position becomes vacant;

    * Establish from time to time reasonable short-term and long-term compensation for services to the Company by executive officers (the Chief Executive Officer, President, all corporate Vice Presidents, and the Secretary), which shall include the following tasks: (a) to establish compensation, incentive compensation and bonuses, deferred compensation, pensions, insurance, death benefits and other benefits; (b) to administer stock and compensation plans of the Company as adopted by the Board, and to amend or restate any such plan to the extent deemed appropriate for incorporating therein non-substantive points or substantive matters expressly mandated by law; and (c) to review and approve corporate goals relevant to executive officer compensation, including that of the Chief Executive Officer;

    * Evaluate executive officer performance, including the Chief Executive Officer, and set their compensation in light of the achievement of such goals and such other factors and requirements as the Committee shall deem relevant or appropriate;

    * Review and assess the Company's employee benefit plans and programs from time to time; and

    * Report to the Board on the results of reviews and conferences and submit to the Board any recommendations the Committee may have from time to time.

The Management Development and Compensation Committee has authority to retain executive compensation consulting firms and other consultants, including outside financial and legal advisors, to assist it in meeting any of the above obligations, as necessary and appropriate, and to ensure that the Company provides appropriate funding to pay the fees and expenses of such advisors.

    The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, currently composed of Diane K. Schumacher, Chairperson, Frank J. Hansen and Richard L. Thompson, held two meetings during 2004. The Board has determined that all members of the Nominating and Corporate Governance Committee are independent, pursuant to New York Stock Exchange listing standards and SEC guidelines.

    The purpose of the Nominating and Corporate Governance Committee is to make recommendations to the Board on director nominees, Board practices and corporate governance practices and principles. The specific functions of the Nominating and Corporate Governance Committee include, among other things:

    * Review with management and evaluate the overall effectiveness of the organization of the Board, including its incumbent members, lead independent nonemployee director, size and composition, and the conduct of its business, and make appropriate recommendations to the Board with regard thereto;

    * At least annually, review the Chairpersons and membership of the various Board committees and make recommendations with regard thereto;

    * Develop, maintain and review on an annual basis criteria and procedures for the identification and recruitment of candidates for election to serve as directors of the Company, and make appropriate recommendations with regard thereto to the Board and, as appropriate, to the stockholders of the Company;

    * Identify individuals qualified to become Board members, consistent with the criteria approved by the Board;

    * Recommend to the Board new candidates for election to the Board and the director nominees for the next annual meeting of stockholders;

    * Review the appropriateness and adequacy of information supplied to directors prior to and during Board meetings;

    * Consider from time to time the overall relationship of, and oversee the evaluation of, directors and management;

    * Review from time to time compensation (including benefits) for services to the Company by its directors, and make recommendations with regard thereto to the Board;

    * Develop and recommend to the Board a set of corporate governance principles applicable to the Company;

    * Review and assess changes, if any, in any of the director's relationships, affiliations, employment or other board or public service and the corresponding impact on the independence of such director; and

    * Develop an orientation program for new directors and a continuing education program for all Board members.

The Nominating and Corporate Governance Committee has authority to retain independent third-party search firms and outside financial and legal advisors to assist it in meeting any of the above obligations, as necessary and appropriate, and to ensure that the Company provides appropriate funding to pay the fees and expenses of such advisors.

    The Nominating and Corporate Governance Committee must review with the Board, on at least an annual basis, the requisite qualifications, independence, skills and characteristics of Board candidates, members and the Board as a whole. When assessing potential new directors, the Nominating and Corporate Governance Committee considers individuals from various and diverse backgrounds. While the selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, the Nominating and Corporate Governance Committee believes that candidates generally should, at a minimum, meet the following criteria:

    * Candidates should possess broad training, experience and a successful track record at senior policy-making levels in business, government, education, technology, accounting, law and/or administration;

    * Candidates should also possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of all stockholders;

    * Candidates should have an inquisitive and objective perspective, strength of character and the mature judgment essential to effective decision-making;

    * Candidates should possess expertise that is useful to the Company and complementary to the background and experience of other Board members; and

    * Candidates must be willing and free to commit necessary time to serve effectively as a Board member, including attendance at committee meetings.

    The Nominating and Corporate Governance Committee will consider such candidates if a vacancy arises or if the Board decides to expand its membership, and at such other times as the Nominating and Corporate Governance Committee deems necessary or appropriate. The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates for the Board. Any stockholder wishing to submit a candidate for consideration should send the following information to the Corporate Secretary, Gardner Denver, Inc., 1800 Gardner Expressway, Quincy, Illinois 62305:

    * Stockholder's name, number of shares of Company Common Stock owned, length of period held, and proof of ownership;

    *   Name, age and address of candidate;

    * A detailed resume describing, among other things, the candidate's educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

    * A supporting statement which describes the candidate's reasons for seeking election to the Board, and which documents his/her ability to satisfy the director qualifications described above;

    * Any information relating to the candidate that is required by the rules and regulations of the SEC and the New York Stock Exchange to be disclosed in the solicitation of proxies for election of directors;

    * A description of any arrangements or understandings between the stockholder and the director; and

    * A signed statement from the candidate, confirming his/her willingness to serve on the Board.

    The Corporate Secretary will promptly forward such materials to the Chairperson of the Nominating and Corporate Governance Committee and to the Chairman of the Board. The Corporate Secretary will also maintain copies of such materials for future reference by the Nominating and Corporate Governance Committee when filling Board positions. The same criteria applies with respect to the Nominating and Corporate Governance Committee's evaluation of all candidates for membership to the Board, including candidates recommended by stockholders. However, separate procedures will apply, as provided in the Bylaws, if a stockholder wishes to submit at an annual meeting a director candidate who is not approved by the Committee or Board.

COMPENSATION OF DIRECTORS

    For 2004, the Company's nonemployee directors each received an annual retainer of $28,000. Additionally, nonemployee directors received meeting attendance fees of $1,250 per meeting for Board meetings and $1,000 per meeting for committee meetings. Directors were also reimbursed for reasonable expenses incurred in connection with attending Board and committee meetings.

    The Gardner Denver, Inc. Phantom Stock Plan for Outside Directors (the "Phantom Stock Plan") has been established to more closely align the interests of the nonemployee directors and the Company's stockholders by increasing each nonemployee director's proprietary interest in the Company in the form of "phantom stock units."

    Under the Phantom Stock Plan, which is an unfunded plan, the Company credits the equivalent of $7,000 annually, in equal monthly amounts, to the phantom stock unit account of each nonemployee director. Phantom stock units are credited based upon the previous month's average closing price per share for the Company's Common Stock. Each nonemployee director may also elect to defer all or some portion of his or her annual director's fees under the Phantom Stock Plan and have such amount credited on a monthly basis as phantom stock units, based on the previous month's average closing price per share for the Company's Common Stock. If the Company were to pay dividends, dividend equivalents would be credited to each nonemployee director's account on the dividend record date.

    The fair market value of a director's account will be distributed as a cash payment to the director (or his or her beneficiary) on the first day of the month following the month in which the director ceases to be a director of the Company for any reason. Alternatively, a director may elect to have the fair market value of his or her account distributed in twelve or fewer equal monthly installments, or in a single payment on a predetermined date within one year after he or she ceases to be a director, but without interest on the deferred payments. The fair market value of a director's account is determined by reference to the average closing price per share for the Company's Common Stock during the thirty trading days immediately preceding the date the director ceases to be a director. The following table summarizes the number of phantom stock units credited to each nonemployee director as of March 4, 2005.

                                                    PHANTOM STOCK
                 NAME                                   UNITS
                 ----                               -------------

          Donald G. Barger, Jr....................      4,990

          Frank J. Hansen.........................      2,262

          Raymond R. Hipp.........................      3,625

          Thomas M. McKenna.......................     14,864

          David D. Petratis.......................      1,022

          Diane K. Schumacher.....................      1,423

          Richard L. Thompson.....................      6,641
                                                       ------
              Total...............................     34,827
                                                       ======

    Pursuant to the Gardner Denver, Inc. Long-Term Incentive Plan (the "Incentive Plan"), for 2004, the Board granted each nonemployee director an option to purchase 4,500 shares of the Company's Common Stock, on the date following the 2004 Annual Stockholders Meeting. Nonemployee director stock options become exercisable on the first anniversary of the date of grant and terminate upon the expiration of five years from such date. If a person ceases to be a nonemployee director by virtue of disability or retirement (after having completed at least one three-year term), outstanding options generally remain exercisable for a period of five years (but not later than the expiration date of the options). If a person ceases to be a nonemployee director by virtue of death (or dies during the five-year exercise period after disability or retirement described above), outstanding options generally remain exercisable for a period of one year (but not later than the expiration date of the options). If a nonemployee director's service terminates for any other reason, options not then exercisable are canceled and options that are exercisable may be exercised at any time within ninety days after such termination (but not later than the expiration date of the options). Additionally, upon the occurrence of a change of control, as defined in the plan, these options will be canceled in exchange for a cash payment equal to the appreciation in value of the options over the exercise price as set forth in the plan. The exercise price of these options is the fair market value of the Common Stock on the date of grant.

STOCKHOLDER COMMUNICATION WITH DIRECTORS

    The Board has adopted the following procedures for stockholders to send communications to the Board, individual directors and/or Committee chairs.

    Stockholders and other interested persons seeking to communicate with the Board or any individual director should submit their written comments to the Corporate Secretary, Gardner Denver, Inc., 1800 Gardner Expressway, Quincy, Illinois 62305. Such persons who prefer to communicate by e-mail should send their comments to CorporateSecretary@gardnerdenver.com. The Corporate Secretary will then forward all such communications (excluding routine advertisements and business solicitations) to each member of the Board, or the applicable individual director(s) and/or Committee Chair(s). Subject to the following paragraph, the Chairman of the Board will receive copies of all stockholder communications, including those addressed to individual directors and/or Committee Chairs, unless such communications address allegations of misconduct or mismanagement on the part of the Chairman. In such event, the Corporate Secretary will first consult with and receive the approval of the Audit and Finance Committee Chair before disclosing or otherwise discussing the communication with the Chairman of the Board.

    If a stockholder communication is addressed exclusively to the Company's non-management directors, the Corporate Secretary will first consult with and receive the approval of the Chairperson of the Nominating and Corporate Governance Committee before disclosing or otherwise discussing the communication with directors who are members of management.

    The Company reserves the right to screen materials sent to its directors for potential security risks and/or harassment purposes.

    Stockholders also have an opportunity to communicate with the Board of Directors at the Company's Annual Meeting of Stockholders. Pursuant to Board policy, each director is expected to attend the Annual Meeting in person and be available to address questions or concerns raised by stockholders, subject to occasional excused absences due to illness or unavoidable conflicts. All members of the Board of Directors attended the 2004 Annual Meeting of Stockholders, other than Mr. Petratis, who was not appointed to the Board until after the Annual Meeting.

                            CORPORATE GOVERNANCE

    The Board has adopted a policy regarding Corporate Governance, which is available on the Company's website at www.gardnerdenver.com. A copy of such policy is available in print to any stockholder upon request in writing to the Corporate Secretary at 1800 Gardner Expressway, Quincy, Illinois 62305 or by telephone to 217-222-5400. The objective of this policy is to ensure that the Board maintains its independence, objectivity and effectiveness in fulfilling its responsibilities to the Company's stockholders. The policy establishes: the criteria and requirements for selection and retention of directors; the procedures and practices governing the operation and compensation of the Board; and the principles under which management shall direct and operate the business of the Company and its subsidiaries. The policy provides that the majority of the Board should be independent based on the independence standards of the New York Stock Exchange, with varied and complementary backgrounds, and interlocking directorships are prohibited. Directors may serve on the boards of directors of no more than four for-profit organizations, including the Company, and members of the Audit and Finance Committee may serve on the audit committees of no more than three for-profit organizations, including the Company. The policy specifies that a nonemployee director will retire at the next regular meeting of the Board following the date he or she attains 70 years of age, and that, at any one time, no less than 50% of the number of nonemployee directors shall be actively employed.

    On November 12, 2002, the Board appointed Mr. Frank Hansen to serve as its Lead Nonemployee Director. In this capacity, Mr. Hansen fulfills the duties of the Chairman of the Board at Board meetings as president pro tem when the Chairman is unavailable, and leads the discussion of independent nonemployee directors during executive sessions of the independent nonemployee directors.

    The Company has adopted a Code of Ethics and Business Conduct Policy, which is available on the Company's website at www.gardnerdenver.com, that applies to all members of the Board and all executive officers and employees of the Company. In addition, under the charter of the Company's Audit and Finance Committee, the Chief Executive Officer and Chief Financial Officer, among others, are required to certify annually their adherance to a Code of Ethics, which is attached to the Audit and Finance Committee Charter available on the Company's website. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendments to or waivers of the Code of Ethics and Business Conduct Policy and/or the Code of Ethics mandated by the Audit and Finance Committee by posting such information on its website at www.gardnerdenver.com. A copy of the Code of Ethics and Business Conduct Policy and the Audit and Finance Committee Charter (including the Code of Ethics attached thereto) are available in print to any stockholder upon request in writing to the Corporate Secretary at 1800 Gardner Expressway, Quincy, Illinois 62305 or by telephone to 217-222-5400.

                      SECURITY OWNERSHIP OF MANAGEMENT
                       AND CERTAIN BENEFICIAL OWNERS

    The Company maintains stock ownership requirements for its nonemployee directors, executive officers and other key employees. Under these requirements, each nonemployee director is expected to maintain an equity interest in the Company equal to three times his or her annual cash compensation (including compensation for Board and Committee meeting attendance, but not including stock options or amounts contributed on behalf of such director to the Phantom Stock Plan). These requirements also require that the CEO maintain an equity interest equal to five times his annual base salary and each executive officer maintain an equity interest in the Company equal to three times his or her annual base salary. These ownership requirements are to be achieved by the fifth anniversary of each individual's appointment as a director or executive officer, as appropriate. Common Stock held directly by the director or executive officer or their respective immediate family members, and indirectly for the benefit of the director or executive officer in an IRA account, family trust, the Savings Plans and/or the related Supplemental Excess Defined Contribution Plan (the "Excess Contribution Plan"), are considered in determining compliance with these requirements.

    The following table sets forth information, as of March 4, 2005, with respect to the beneficial ownership of the Company's Common Stock by (a) each director, (b) the Company's Chief Executive Officer, (c) each of the other "named executive officers" (as defined in Item 402(a)(3) of Regulation S-K) of the Company and (d) all directors and named executive officers as a group. Mr. Roth resigned as Vice President, Finance, and Chief Financial Officer effective as of August 16, 2004.

                                                                           AMOUNT AND NATURE OF
                                                                           BENEFICIAL OWNERSHIP
                                                          -----------------------------------------------------
                                                              DIRECT                                   EMPLOYEE      PERCENT
               NAME OF BENEFICIAL OWNERS                  OWNERSHIP(1)(2)                              PLANS(3)      OF CLASS
               -------------------------                  ---------------                              --------      --------
DIRECTORS
Donald G. Barger, Jr....................................       24,760(2)                                                 *
Ross J. Centanni (Chairman, President and CEO)..........      598,574(2),(4),(5)                        26,498         2.95%
Frank J. Hansen.........................................       18,880(2),(6)                                             *
Raymond R. Hipp.........................................       19,048(2)                                                 *
Thomas M. McKenna.......................................       23,966(2)                                                 *
David D. Petratis.......................................            0(2)                                                 *
Diane K. Schumacher.....................................       14,438(2)                                                 *
Richard L. Thompson.....................................       24,200(2)                                                 *

NAMED EXECUTIVE OFFICERS (NOT DIRECTORS)
Michael S. Carney.......................................       25,299(2)                                 2,025           *
Helen W. Cornell........................................      112,535(2),(7)                             7,120           *
Tracy D. Pagliara.......................................       40,610(2)                                 2,654           *
Richard C. Steber.......................................       23,833(2)                                 1,646           *
Philip R. Roth (8)......................................        5,983(2)                                    40           *
All directors and executive officers as a group.........      932,126(2),(3),(4),(5),(6),(7),(8)        39,983         4.59%

--------
*   Less than 1%

(1) Each beneficial owner has sole voting and investment power with respect to all shares, except as indicated below.

(2) Includes shares that could be acquired by the exercise of stock options granted under the Incentive Plan that are currently exercisable or exercisable within 60 days after March 4, 2005, as follows: 398,635 shares for Mr. Centanni; 12,000 shares for Mr. Barger; 9,000 shares for Mr. Hansen; 15,000 shares for Mr. Hipp; 15,000 shares for Mr. McKenna; 0 shares for Mr. Petratis; 6,000 shares for Ms. Schumacher; 15,000 shares for Mr. Thompson; 23,768 shares for Mr. Carney; 75,367 shares for Ms. Cornell; 37,367 shares for Mr. Pagliara; 14,467 shares for Mr. Steber; 5,240 shares for Mr. Roth; and 626,844 shares for the group.

(3) Each beneficial owner has sole voting power, but limited investment power with respect to all shares held in the Savings Plans, which are 401(k) plans, and the related Excess Contribution Plan.

(4) Includes 4,050 shares owned by Mr. Centanni's wife, as to which Mr. Centanni shares voting and investment power pursuant to a trust arrangement.

(5) Includes 18,000 restricted shares, as to which Mr. Centanni has the right to vote and to receive dividends. Mr. Centanni must remain employed by the Company until February 23, 2006 as a condition to the vesting of these shares and the removal of their restrictions on transferability.

(6) All shares owned by Mr. Hansen are held in a trust, as to which Mr. Hansen shares voting and investment power.

(7) Includes 36,636 shares owned by Ms. Cornell and held in a trust, as to which Ms. Cornell has sole voting and investment power.

                                     13



    (8) Mr. Roth resigned as Vice President, Finance, and Chief Financial Officer of the Company effective as of August 16, 2004. Pursuant to a Salary Continuation Agreement, dated August 16, 2004, between the Company and Mr. Roth, all stock options granted to Mr. Roth prior to his resignation remain exercisable until August 31, 2007.

    The following table sets forth each person or group known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock as of March 4, 2005 (except as otherwise indicated).

             NAME AND ADDRESS                    AMOUNT AND NATURE OF      PERCENT
           OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP      OF CLASS
           -------------------                   --------------------      --------
Wells Fargo & Company.....................           1,350,724(1)            6.4%(2)
420 Montgomery Street
San Francisco, CA 94104

Wells Capital Management Incorporated.....           1,216,944(1)            5.8%(2)
525 Market Street
San Francisco, CA 94105

FMR Corporation...........................           1,289,725(3)            6.1%
82 Devonshire Street
Boston, MA 02109

--------
(1) Based on Schedule 13G, dated as of January 21, 2005, made by Wells Fargo & Company ("Wells Fargo") and Wells Capital Management Incorporated ("WCMI"). In addition to Wells Fargo and WCMI, the filing was made on behalf of Wells Fargo Bank, National Association and Wells Fargo Funds Management, LLC. Of the 1,350,724 shares of Common Stock beneficially owned by Wells Fargo, Wells Fargo reported that it has sole voting power with respect to 1,082,524 shares, sole dispositive power with respect to 1,271,544 shares and shared dispositive power with respect to 23,300 shares. Of the 1,216,944 shares of Common Stock beneficially owned by WCMI, WCMI reported that it has sole voting power with respect to 738,300 shares and sole dispositive power with respect to all 1,216,944 shares.

(2) The shares beneficially owned by Wells Fargo include all shares beneficially owned by WCMI, and therefore, the combined beneficial share ownership of Wells Fargo and WCMI is approximately 6.4%.

(3) Based on Schedule 13G, dated as of February 14, 2005, made by FMR Corp., Edward C. Johnson 3rd and Abigail P. Johnson. FMR Corp. disclosed that Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 1,165,025 shares of the Common Stock as a result of acting as investment advisor to various investment companies. FMR Corp. reports sole voting power with respect to 125,000 shares and sole dispositive power with respect to all shares of Common Stock beneficially owned by FMR Corp. Edward C. Johnson 3rd, FMR Corp., through its control of Fidelity, and the funds report sole investment power with respect to all shares beneficially owned. However, they report that voting power resides with the trustees of the funds, and that Fidelity carries out the voting under written guidelines from such trustees. Through their ownership of approximately 49% of the voting power of FMR Corp. and the execution of a shareholders' voting agreement, members of the Johnson family, including Edward C. Johnson 3rd and Abigail P. Johnson, may be deemed to form a control group with respect to FMR Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. The Company believes that all reports required to be filed by insiders during the fiscal year ended December 31, 2004 were filed in a timely manner.

                                     14


                     EXECUTIVE MANAGEMENT COMPENSATION

    The following tables present compensation earned by the Chief Executive Officer and the other named executive officers of the Company for the years indicated, and information regarding stock option transactions by each officer in 2004. Mr. Roth resigned as Vice President, Finance, and Chief Financial Officer effective as of August 16, 2004.

                                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                          COMPENSATION
                                                               -----------------------------------
                                                                        AWARDS            PAYOUTS
                                               ANNUAL          ------------------------   --------
                                          COMPENSATION(1)      RESTRICTED    SECURITIES     LTIP      ALL OTHER
                                        --------------------      STOCK      UNDERLYING   PAYOUTS    COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR  SALARY($)   BONUS($)   AWARD(S)($)   OPTIONS(#)    ($)(2)       ($)(3)
  ---------------------------     ----  ---------   --------   -----------   ----------   -------    ------------

Ross J. Centanni................  2004  $643,333    $910,000          --       50,000     $828,750     $ 57,075
Chairman, President               2003   604,167     625,000    $314,280(4)    48,700           --       41,677
  & CEO                           2002   566,667     322,000          --       34,500           --       48,675

Michael S. Carney...............  2004  $245,667    $250,000          --       10,300     $180,000     $ 15,555
Vice President &                  2003   235,833     100,000          --       12,500           --       15,563
  General Manager,                2002   226,667     110,000          --           --           --       11,100
  Blower Division

Helen W. Cornell (5)............  2004  $217,458    $240,000          --        7,400     $190,000     $ 15,458
Vice President,                   2003   185,417     125,000          --        9,600           --       13,519
  Finance & CFO                   2002   175,000     115,000          --        7,000           --       11,025

Tracy D. Pagliara...............  2004  $235,000    $225,000          --        8,600     $200,000     $ 16,875
Vice President,                   2003   193,333     140,000          --       10,500           --       14,775
  Administration,                 2002   177,500     135,000          --        7,000           --       12,803
  General Counsel & Secretary

Richard C. Steber...............  2004  $221,958    $250,000          --        9,000     $190,000     $ 13,208
Vice President &                  2003   210,000      70,000          --       11,200           --       13,950
  General Manager,                2002   192,050     100,000          --       12,000           --        8,267
  Liquid Ring Pump Division

Philip R. Roth (6)..............  2004  $169,208    $309,100          --       12,000     $210,750     $126,731
Vice President,                   2003   258,333     200,000          --       13,300           --       20,625
  Finance & CFO                   2002   242,500     200,000          --        9,700           --       18,338

--------

(1) No named executive officer received perquisites in value greater than the lesser of (i) $50,000 and (ii) 10% of such named executive officer's total annual salary plus bonus.

(2) Long-term incentive payouts in 2004 were long-term cash bonus payments made pursuant to the award opportunities granted under the Incentive Plan in 2002.

(3) Amounts under "All Other Compensation" reflect the Company's matching contributions on behalf of each of the named executive officers to the Savings Plans and the related Excess Contribution Plan, broken down as follows: Mr. Centanni ($7,200--Savings Plans and $49,875--Excess Contribution Plan); Mr. Carney ($9,225--Savings Plans and $6,330--Excess Contribution Plan); Ms. Cornell ($5,850--Savings Plans and $9,608--Excess Contribution Plan); Mr. Pagliara ($5,850--Savings Plans and $11,025--Excess Contribution
    Plan); Mr. Steber ($7,200--Savings Plans and $6,008--Excess Contribution Plan); and Mr. Roth ($9,225--Savings Plans and $12,131--Excess Contribution Plan).

(4) On February 24, 2003, the Management Development and Compensation Committee awarded Mr. Centanni a grant of 18,000 shares of Company restricted common stock having a fair market value on such date of $17.46 per share, or $314,280 in the aggregate. Mr. Centanni has the right to vote and to receive dividends with respect to these shares, but must remain employed by the Company until February 23, 2006 as a condition to the vesting of these shares and the removal of their restrictions on transferability. The value of these shares of Company restricted common stock at December 31, 2004 was $658,080.

                                 15



(5) Ms. Cornell was appointed to succeed Mr. Roth as Vice President, Finance and Chief Financial Officer of the Company effective as of August 16, 2004. Prior to that time, Ms. Cornell served as Vice President and General Manager, Fluid Transfer Division and
    Operations Support.

(6) Mr. Roth resigned as Vice President, Finance, and Chief Financial Officer of the Company effective as of August 16, 2004. Pursuant to a Salary Continuation Agreement, dated August 16, 2004, between the Company and Mr. Roth (a copy of which is attached as Exhibit 10.1 to the Company's Form 10-Q filed with the SEC on November 9, 2004), Mr. Roth continues to receive his monthly salary and certain benefits through August 31, 2005, and thereafter up to an additional six months or the date on which Mr. Roth secures new employment, whichever is sooner (the "Salary Continuance Period"). $105,375 of the amount listed as "All Other Compensation" for 2004 represents the salary paid to Mr. Roth from August 16, 2004 through December 31, 2004. $4,742 of the amount listed in Note 2 above as the Company's matching contributions to Mr. Roth's Excess Contribution Plan represent matching contributions made from August 16, 2004 through December 31, 2004. $4,089 of the amount listed as "All Other Compensation" for 2004 represents the value of group insurance coverage provided to Mr. Roth from August 16, 2004 through December 31, 2004. Under the Salary Continuation Agreement, Mr. Roth will receive salary, matching contributions, and group insurance coverage in the amount of $23,417, $1,054 and $901 per month from January 1, 2005 through the end of the Salary Continuance Period.

                                                   OPTION GRANTS IN 2004
                                                             INDIVIDUAL GRANTS
                                        ------------------------------------------------------------
                                          NUMBER OF        % OF TOTAL
                                         SECURITIES         OPTIONS
                                         UNDERLYING        GRANTED TO      EXERCISE
                                           OPTIONS         EMPLOYEES         PRICE        EXPIRATION         GRANT DATE
      NAME                              GRANTED(#)(1)       IN 2004        ($/SH)(1)       DATE(2)        PRESENT VALUE(3)
      ----                              -------------      ----------      ---------      ----------      ----------------

Ross J. Centanni..................         50,000             21.2%          29.02        2/23/2011           $482,590

Michael S. Carney.................         10,300              4.4%          29.02        2/23/2011           $ 99,414

Helen W. Cornell..................          7,400              3.1%          29.02        2/23/2011           $ 71,423

Tracy D. Pagliara.................          8,600              3.7%          29.02        2/23/2011           $ 83,005

Richard C. Steber.................          9,000              3.8%          29.02        2/23/2011           $ 86,866

Philip R. Roth (4)................         12,000              5.1%          29.02        2/23/2011           $115,822

--------

(1) The exercise price is equal to the average of the high and low sales price of the Company's Common Stock on the date of grant and shall be payable in cash, shares of Common Stock, or stock appreciation rights or by a combination of the foregoing.

(2) These options have a seven-year term from the date of grant and vest in increments of one-third each on the first, second and third anniversary dates following the date of grant. In the event of a change in control (as defined in the Incentive Plan), holders may receive a cash payment equal to the fair value, as determined in accordance with the Incentive Plan, of that portion of any option that is not fully exercisable.

(3) The Black-Scholes option pricing model was used assuming a dividend yield of 0%, a risk-free interest rate of 3.0%, an expected stock price volatility based on historical experience of 34.20% and an expected option life based on historical experience of 4.5 years. While the assumptions are believed to be reasonable, the reader is cautioned not to infer a forecast of value either from the model's use or from the values adopted for the model's assumptions. Any future values realized will ultimately depend upon the excess of the stock price on the date the option is exercised over the exercise price.

(4) Mr. Roth resigned as Vice President, Finance, and Chief Financial Officer of the Company effective as of August 16, 2004. Pursuant to a Salary Continuation Agreement, dated August 16, 2004, between the Company and Mr. Roth, all stock options granted to Mr. Roth prior to his resignation remain exercisable until August 31, 2007.

                                     16



                                         AGGREGATED OPTION EXERCISES IN 2004
                                         AND DECEMBER 31, 2004 OPTION VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                   OPTIONS AT                 IN-THE-MONEY OPTIONS
                                                              DECEMBER 31, 2004(#)         AT DECEMBER 31, 2004($)(2)
                           SHARES                            ----------------------        ---------------------------
                         ACQUIRED ON       VALUE
         NAME            EXERCISE(#)   REALIZED($)(1)      EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
         ----            -----------   --------------      -------------------------       ---------------------------

Ross J. Centanni.......         0                0          354,235           93,966       $7,272,113       $1,180,811
Michael S. Carney......         0                0           16,167           18,633       $  265,072       $  234,947
Helen W. Cornell.......         0                0           67,367           16,133       $1,370,190       $  215,347
Tracy D. Pagliara......     1,000           11,161           28,667           17,933       $  555,481       $  235,720
Richard C. Steber......     8,000           49,120            3,734           20,466       $   70,479       $  275,221
Philip R. Roth (3).....    81,470        1,085,479                0           24,099                0       $  311,526

--------
(1) The value realized for shares acquired on exercise in 2004 is calculated using the difference between the fair market value of the Company's Common Stock, as indicated by the average of the high and low sales price of the Common Stock on the exercise date, and the applicable option exercise price.

(2) The value of the unexercised in-the-money options at December 31, 2004 is calculated using the difference between the fair market value of the Company's Common Stock, as indicated by the average high and low sales price of the Common Stock on December 31, 2004 ($36.56), and the applicable option exercise price.

(3) Mr. Roth resigned as Vice President, Finance, and Chief Financial Officer of the Company effective as of August 16, 2004. Pursuant to a Salary Continuation Agreement, dated August 16, 2004, between the Company and Mr. Roth, all stock options granted to Mr. Roth prior to his resignation remain exercisable until August 31, 2007.


                    LONG-TERM CASH BONUS AWARDS IN 2004

    The following table shows the long-term cash bonus awards that were granted under the Incentive Plan for 2004 to each of the named executive officers.

                                                                                 ESTIMATED FUTURE PAYOUTS UNDER
                                        NUMBER OF            PERFORMANCE OR        NON-STOCK PRICE-BASED PLANS
                                     SHARES, UNITS OR         OTHER PERIOD    -------------------------------------
                                       OTHER RIGHTS         UNTIL MATURATION   THRESHOLD     TARGET       MAXIMUM
         NAME & TITLE                     (#)(1)              OR PAYOUT(2)    ($ OR #)(2)  ($ OR #)(2)  ($ OR #)(2)
         ------------                ----------------       ----------------  -----------  -----------  -----------

Ross J. Centanni...............           87.5%                2004-2006          50%         100%         150%
  Chairman, President & CEO

Michael S. Carney..............           55%                  2004-2006          50%         100%         150%
  Vice President & General
  Manager, Blower Division

Helen W. Cornell...............           55%                  2004-2006          50%         100%         150%
  Vice President, Finance & CFO

Tracy D. Pagliara..............           55%                  2004-2006          50%         100%         150%
  Vice President,
  Administration, General
  Counsel & Secretary

Richard C. Steber..............           55%                  2004-2006          50%         100%         150%
  Vice President & General
  Manager, Liquid Ring Pump
  Division

Philip R. Roth (3).............           55%                  2004-2006          50%         100%         100%
  Vice President, Finance & CFO

--------

(1) Represents the percentage of the participant's base salary at the end of 2006 that shall be eligible for calculation of the long-term cash bonus (the "Bonus Eligible Salary").

                                     17



(2) The long-term cash bonus percentage will be tied to the compound growth rate of earnings before taxes ("EBT") for the Company's industrial businesses (i.e., excluding petroleum products) during the period January 1, 2004 through December 31, 2006. The utilization of the threshold, target or maximum percentages will depend upon the achievement of certain levels of compound growth rate of EBT during this period, subject to adjustment as provided under the Incentive Plan. These percentages will be applied to the Bonus Eligible Salary to determine the long-term cash bonus for the period.

(3) Due to Mr. Roth's resignation as Vice President, Finance, and Chief Financial Officer of the Company effective as of August 16, 2004, he will not be eligible to receive payments under the long-term cash bonus awards granted in 2004.


      REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE
                         ON EXECUTIVE COMPENSATION

    The goal of the Management Development and Compensation Committee (the "Committee") is to compensate the executive officers of Gardner Denver based on the scope of their responsibilities, the achievement of specific annual objectives and the Company's annual and longer term performance. Annually, the Committee reviews and establishes the compensation and benefits of the executives, including base salaries, annual bonus opportunities and awards under the Incentive Plan. These elements are intended to provide competitive pay, reward achievement of financial and strategic objectives and align the interests of the Company's executives with those of the Company's stockholders.

    None of the members of the Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, except for Mr. Hansen, none of the members of the Committee has or had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC. See Certain Relationships and Related Transactions.

EXECUTIVE COMPENSATION REPORT

    The Company maintains a compensation plan for executive officers that consists of (i) base salary, (ii) annual incentive compensation through cash bonus opportunities, and (iii) long-term incentives in the form of stock option grants and long-term cash bonuses. At the Committee's direction, the Company hired William M. Mercer, now known as Mercer Human Resource Consulting ("Mercer"), in 2003 to perform a comprehensive review of the Company's executive officer and board of director compensation and retention practices, including annual compensation, long-term incentives and management continuity arrangements, for competitiveness with other publicly held manufacturing companies with annual revenues of $560 million to $1.7 billion, which are believed to be generally comparable to the Company (the "Peer Companies"). Information from proxy data and national surveys was used to calculate competitive market data, to benchmark the compensation practices of the Company and to develop compensation projections and recommendations for each of the Company executive officers for 2004.

    The Company's compensation strategy is that: (a) the target annual cash compensation (base salary and annual bonus) of the Company's executive officers be based on the 60th percentile of the competitive market, including the Peer Companies; and (b) the total compensation opportunity for such officers be based on the 70th percentile of the competitive market.

    At the Committee's direction, the Company retained Hewitt Associates LLC in 2005 to perform a review of the Company's executive officer base salary compensation.

    The Committee has reviewed all components of the compensation for the Company's Chief Executive Officer and the other named executive officers, including annual cash compensation and bonuses, long-term cash and equity incentive compensation, perquisites and other compensation, as well as payouts under various severance or change of control scenarios. Based on this review, the Committee finds the total compensation to the Company's Chief Executive Officer and the other named executive officers (including payouts in the case of severance and/or change of control scenarios) in the aggregate to be reasonable.

                                     18


ANNUAL CASH COMPENSATION

    The following is a summary of the components of executive annual cash compensation.

    Base Salary. In February 2004, the Committee established a base salary target for each executive officer at approximately the 60th percentile of market levels based on the competitive market data. The goal in establishing the base salaries was to position the Company for future growth, to make the compensation program more competitive and to increase the Company's ability to attract and to retain executives. The Committee took into account market competitiveness as reported in the Mercer study, and the individual's responsibilities, experience, actual performance and impact on the business when setting each executive officer's actual base salary.

    Annual Incentive Compensation. An annual cash bonus opportunity is awarded by the Committee pursuant to the Gardner Denver, Inc. Management Annual Incentive Plan, which, subject to the approval of the stockholders as described in this Proxy Statement, will in the future be known as the Gardner Denver, Inc. Executive Annual Bonus Plan (the "Annual Bonus Plan"). The Annual Bonus Plan furthers the Board's goal of linking executive compensation to the Company's performance and stockholders' interests as a whole.

    Pursuant to the Annual Bonus Plan, the Committee is required to establish, no later than ninety days after the beginning of each year, performance goals for such year based upon one or more of the following performance measures: return on equity, assets, capital or investment; pre-tax or after-tax profit levels expressed in absolute dollars or earnings per share; and operating cash flow or cash flow from operating activities. Performance goals may be identical for all participants or may be different to reflect more appropriate measures of individual performance. Performance goals must include a threshold level below which no award will be payable and a maximum award opportunity for each participant. The Committee is authorized to adjust the method of calculating attainment of performance goals in recognition of (i) extraordinary or nonrecurring items, (ii) changes in tax laws, (iii) changes in generally accepted accounting principles or changes in accounting policies, (iv) charges related to restructured or discontinued operations, (v) restatement of prior period financial results, and (vi) any other unusual, nonrecurring gain or loss that is separately identified and quantified in the Company's financial statements. In addition, notwithstanding the attainment of the performance goals, annual incentive awards for participants may be denied or adjusted by the Committee, in its sole judgment, based on its assessment of the participant's performance. However, no upward adjustment may be made to an award for a participant if Section 162(m) of the Code would limit the deduction the Company may claim for that participant's compensation.

    In February 2004, the Committee established the performance goals and maximum bonus opportunities for the Annual Bonus Plan participants for 2004. Except for the Division General Managers, the performance goals were based on a weighted average of net income (weighted at 60%) and the level of operating cash flow (weighted at 40%) generated by the Company in 2004. For Division General Managers, the measures were based on a weighted average of the respective division's earnings before taxes (weighted at 60%) and net income and operating cash flow of the Company (weighted at 24% and 16%, respectively). The target bonus percentage range was 40-70% of participant base salaries for 2004, and was subject to increase to a maximum range of 80-140%, depending on the level of performance goal achievement. Bonus payments increase as performance levels increase. The maximum bonus payment is 200% of the target bonus opportunity.

    As noted above, except for the Division General Managers, the measures of corporate performance were based on net income and the level of cash flow generated by the Company in 2004. Net income was included in the benchmark to reflect the effect of management's performance on stockholder return. Operating cash flow was utilized in the benchmark due to the continued importance of cash flow in providing funds to pursue the Company's growth strategies. Operating cash flow was defined as the Company's net cash flow provided by operating activities, excluding any cash activity related to acquisitions completed in 2004. Division performance for each General Manager was assessed based on the respective Division's earnings before taxes.

    Considering the 2004 performance goals under the Annual Bonus Plan, the Company had to generate net income of $28.44 million and $55.1 million of operating cash flow in 2004 for the maximum payout for these objectives; no payout for the net income objective would result if net income were less than $23.26 million and no payout for the cash flow objective would result if cash flow were less than $45.1 million. In February 2005, the

                                     19



Committee evaluated and determined the degree to which the Annual Bonus Plan criteria for 2004 had been met, as well as the performance of individual Annual Bonus Plan participants. Based on this analysis, the Committee awarded cash bonus payments on average at approximately the maximum levels. The actual bonus payments for each of the named executive officers are shown on the Summary Compensation Table.

LONG-TERM INCENTIVES

    Under the Gardner Denver, Inc. Long-Term Incentive Plan (the "Incentive Plan"), designated employees are eligible from time to time to receive awards in the form of stock options, stock appreciation rights, restricted stock grants or performance shares or long-term cash bonuses, as determined by the Committee. The purpose of these awards is to promote the long-term financial interests of the Company by encouraging employees to acquire an ownership position in the Company and to provide incentives for specific employee performance. In selecting the recipients and size of the awards, the Committee considers each recipient's opportunity for significant contribution to the Company's future growth and profitability, without regard to his or her existing stock ownership. In 2004, the Committee granted long-term incentive awards between the median and the 75th percentile of the competitive market.

    Stock Options. The Committee currently utilizes stock options to provide the named executive officers and other key employees with incentives that are related to the long-term performance of the Company. The specific number of stock options granted to an executive is determined by the Committee, with the advice and counsel of Mr. Centanni and Mercer, based upon the individual's level of responsibility and a subjective judgment by the Committee of the executive's contribution to the financial performance of the Company. In 2004, stock options made up 50% of the executive's long-term incentive opportunity. Options are granted at the average market price for the Common Stock on the date of grant and have value only if the market price of the underlying Common Stock appreciates. In 2004, the Committee granted options with seven-year terms. Furthermore, since options become exercisable in cumulative increments of one-third each year over a three-year period, the Committee believes options provide an appropriate long-term incentive for those receiving grants, as well as stability in the work force.

    Long-Term Bonuses. As noted above, under the Incentive Plan, the Committee may also grant long-term cash bonus awards to the Chairman, Chief Executive Officer, President, any Executive Vice President, any Senior Vice President, any senior officer reporting directly to the Chief Executive Officer and any other Vice President or senior executive or officer designated by the Chief Executive Officer. Eligibility to receive a long-term cash bonus is tied to the achievement of certain Company performance targets over a pre-determined performance period. In 2004, long-term bonuses made up 50% of the executive's long-term incentive opportunity.

    The Committee is responsible for (i) determining the duration of each performance period, (ii) selecting which executive officers of the Company will be eligible to receive a long-term cash bonus for the performance period, (iii) selecting the business criteria to be applicable to the performance period from among those authorized, (iv) establishing Company performance targets relative to the business criteria selected, (v) setting a base salary factor for each executive officer eligible to receive a long-term cash bonus for the performance period, and (vi) at the end of the performance period, determining the extent to which the performance targets have been achieved and the long-term cash bonuses payable to each eligible executive officer. The Company performance targets may be based on any one, or a combination, of the business criteria available for performance share awards, as described above. Concurrently with the selection of performance targets, the Committee must establish an objective formula or standard for calculating the maximum long-term cash bonus payable to each participating executive officer. All long-term cash bonuses are to be denominated in cash or restricted stock awards, as determined by the Committee and subject to the remaining provisions of the Incentive Plan. Except as otherwise determined by the Committee, in its discretion, each executive selected by the Committee as eligible to receive a long-term cash bonus with respect to a particular performance period must continue to be employed by the Company on the last day of such performance period to continue to be eligible to receive the long-term cash bonus.

    In February 2004, the Committee granted a long-term cash bonus award opportunity to certain executives. The long-term cash bonus percentage for the 2004 awards is tied to the compound growth rate of earnings

                                     20



before taxes (EBT) for the Company's industrial businesses during the period January 1, 2004 through December 31, 2006. The utilization of threshold, target or maximum percentages will depend upon the achievement of certain compound growth rates of EBT during this period, subject to adjustment as provided under the Plan. These percentages will be applied to participants' base salaries at the end of 2006 to determine the long-term cash bonus for the period, if any.

    In February 2005, the Committee evaluated and determined the degree to which the criteria for long-term cash bonus award opportunities granted in 2002 to certain executives under the Incentive Plan (the "2002 L-T Bonus Opportunity Plan") had been met. The criteria for bonus payouts under the 2002 L-T Bonus Opportunity Plan was tied to the compound growth rate of the EBT for the Company's industrial business (i.e., excluding petroleum products) during the period January 1, 2002 through December 31, 2004. Based on its analysis of the Company's achievement of the relevant criteria, the Committee awarded bonus payments in February 2005 to participating executives under the 2002 L-T Bonus Opportunity Plan on average at approximately the maximum levels. The actual long-term cash bonus payments for each of the named executive officers are shown on the Summary Compensation Table.

COMPENSATION OF CEO

    Mr. Centanni's base salary, annual bonus and long-term incentive awards for 2004 were determined in the manner described above. In addition, the Committee also considered Mr. Centanni's individual performance for purposes of the annual bonus. Individual goals agreed upon between the Committee and Mr. Centanni included: achieving annual budget targets; acquisition and integration of complementary companies; establish a packaging operation in China; implementation of enhanced MIS systems deployment plan; achievement of material and other cost reductions; improvement of underperforming businesses; and improvement in corporate safety incident rate. The Committee exercised its discretion, in light of these factors, and in view of compensation objectives, to determine the overall compensation for Mr. Centanni rather than assign weights or apply any formula to these factors.

    The Company's net income for 2004 was $37.1 million, and the Company's operating cash flow for 2004 was $76.8 million (200% of the respective target levels), which, when adjusted by the Committee after consideration of Mr. Centanni's individual performance, resulted in a cash bonus to Mr. Centanni under the Annual Bonus Plan for 2004 of $910,000.

OTHER

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility by public corporations of non-performance based compensation paid to specified executive officers. The Company endeavors to maximize deductibility of compensation by qualifying certain compensation as performance-based under Section 162(m) to the extent practicable while maintaining competitive compensation. All compensation for 2004 paid to the Company's executive officers, including the compensation element of shares received under the Company's Incentive Plan, qualified for deduction under the Code.

March 15, 2005

Richard L. Thompson, Chairperson
Frank J. Hansen
Thomas M. McKenna
Diane K. Schumacher

    The information above in the Report of the Management Development and Compensation Committee of the Board of Directors on Executive Compensation and the following Stock Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically

                                     21



requests that the information be treated as soliciting material or specifically incorporates the information by reference.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None of the members of the Management Development and Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, none of the members of the Management Development and Compensation Committee has or had any relationships with the Company or any other entity which would require disclosure under the proxy rules and regulations promulgated by the SEC.

                          STOCK PERFORMANCE GRAPH

    The following table compares the cumulative total stockholder return for the Company's Common Stock on an annual basis from December 31, 1999 through December 31, 2004 to the cumulative total returns for the same periods of the: (a) Standard & Poor's 500 Stock Index; (b) Standard and Poor's 600 Index for Industrial Machinery, a pre-established industry index believed by the Company to have a peer group relationship with the Company; and (c) Standard & Poor's SmallCap 600, an industry index which includes the Company's Common Stock. All information presented assumes the reinvestment of dividends. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                                  [GRAPH]


                           ------------------------------------------------------------
                            12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
---------------------------------------------------------------------------------------
Gardner Denver                100       128       134       122       143       217
S&P 500 Index                 100        91        80        62        80        89
S&P SmallCap 600 Index        100       112       119       102       141       173
S&P 600 Ind. Machy.           100        97       104        99       135       173
---------------------------------------------------------------------------------------

                    EMPLOYEE AND EXECUTIVE BENEFIT PLANS

    In addition to the Incentive Plan, the Savings Plans and group health, hospitalization and life insurance plans generally available to all employees, the Company also provides other benefit plans for employees and executive officers, some of which are described below.

RETIREMENT PLANS

    The Company maintains the Gardner Denver, Inc. Pension Plan (the "Pension Plan") and the Gardner Denver, Inc. Supplemental Excess Defined Benefit Plan (the "Excess Benefit Plan") for the benefit of certain employees as defined in the Pension Plan. The Company also maintains certain other pension plans.

                                     22


    Under the Pension Plan, the Company credits 4% of total compensation paid, up to the Social Security wage base for the year, plus 8% of total compensation paid in excess of the Social Security wage base, annually to each individual's account. For purposes of the Pension Plan, total compensation is cash remuneration paid during the year by the Company to or for the benefit of a participant, including base salary for the current year and annual cash bonus earned during the prior year but paid in the current year for the executives named in the Summary Compensation Table.

    Benefits at retirement are payable, as the participant elects, in the form of a level annuity with or without survivorship or a lump-sum payment. The Company intends to maintain the status of the plan as a qualified defined benefit plan through sufficient contributions to a trust fund to meet the minimum requirements under the Code.

    The Company also maintains the Excess Defined Benefit Plan. The Excess Defined Benefit Plan is a nonqualified plan providing certain employees, including those named in the Summary Compensation Table, Pension Plan benefits that cannot be paid from a qualified, defined benefit plan due to provisions of the Code. Under the Excess Defined Benefit Plan, for 2004, the Company credited 12% of the amount of annual compensation in excess of the $205,000 IRS annual compensation limit to the individual accounts of the participating employees, including those named in the Summary Compensation Table. The Excess Defined Benefit Plan is funded through contributions by the Company to a Rabbi Trust.

    For each of the individuals shown in the Summary Compensation Table, the following table shows current credited years of service, the year each attains age 65, and the projected annual pension benefit (including amounts payable under the Excess Benefit Plan) at age 65. The projected annual pension benefit assumes that benefits will be paid on a straight-life annuity basis, compensation for each executive officer continues at December 31, 2004 base salary levels plus an annual cash bonus equal to the average cash bonus received by each officer in 2004 and 2003, and an interest rate of 4.86% after December 31, 2004.

                                   YEARS OF
                                   CREDITED           YEAR
                                 SERVICE AS OF     INDIVIDUAL    ESTIMATED ANNUAL
                                 MARCH 4, 2005   REACHES AGE 65  BENEFIT AT AGE 65
                                 -------------   --------------  -----------------

Ross J. Centanni...............       25              2010           $236,805
Michael S. Carney..............        3              2022             95,985
Helen W. Cornell...............       16              2024            144,968
Tracy D. Pagliara..............        4              2028            158,955
Richard C. Steber..............        3              2015             45,705
Philip R. Roth.................        8              2016            113,106

STOCK REPURCHASE PROGRAM FOR EXECUTIVE OFFICERS

    The Company has granted stock options under the Incentive Plan to promote the Company's long-term interests, and executive officers have exercised a portion of such stock options in accordance with the Incentive Plan and applicable stock option agreements. The cumulative increase in the market price of the Company's Common Stock since the grant of some of these stock options resulted in the imposition of significant alternative minimum taxes on these employees. Therefore, the Company has established a Stock Repurchase Program for its executive officers, to provide a means for them to sell Company Common Stock and obtain sufficient funds to meet tax obligations which arise from the exercise or vesting of incentive stock options, restricted stock or performance shares. The program is intended to mitigate any potential disruption to an orderly trading market in the Company's Common Stock, which could result if the executives' trades were effected through securities brokers, in the context of the Company's relatively small average trading volume. The sales price under this program is the average of the high and low sales prices of the Company's Common Stock on the composite tape of the New York Stock Exchange on the date of the repurchase. The determination to sell shares under this program is final and must be submitted either on the day of the sale or no later than prior to the initiation of trading the following day. There were no share repurchases under the Plan from January 1, 2004 through March 4, 2005.

                                     23


CHANGE IN CONTROL AGREEMENTS

    The Company is party to Change in Control Agreements ("CIC Agreements") with each of the individuals (other than Mr. Roth) named in the Summary Compensation Table. The purpose of the CIC Agreements is to encourage each of the executive officers to continue to carry out the officer's duties in the event of a possible change in control of the Company. The CIC Agreements address adverse changes that may occur with respect to the executive's terms and conditions of employment, including position, location, compensation and benefits, following a change of control. If, during the 24-month period following a change in control, the Company terminates the executive officer's employment other than for cause (as defined in the applicable CIC Agreement) or the executive officer terminates for good reason (as defined in the applicable CIC Agreement), the executive officer is generally entitled to receive: (i) accrued but unpaid compensation; (ii) cash equal to the amount of the highest annual bonus during the three preceding years;
(iii) a lump sum payment of two times (a) the executive officer's annual base salary and (b) the highest annual bonus during the three preceding years; (iv) a lump sum payment of all compensation previously deferred by the executive officer and all interest and earnings accrued thereon; (v) continued welfare benefits for two years; and (vi) the acceleration of vesting and continued accrual of benefits under any defined benefit retirement plans for three years. The CIC Agreements also prohibit the executive officer from disclosing confidential information and from soliciting the Company's employees, customers or clients.

    The Chief Executive Officer also has a CIC Agreement. His benefits are the same as those described above except that his lump sum payment is equal to three times his annual base salary and highest annual bonus during the three preceding years and his welfare benefits continue for a period of three years.

    For purposes of the CIC Agreements, a "change in control" means the occurrence of any of the following events: (i) any person or group acquires beneficial ownership of 20% of the voting power of the Company; (ii) there is a change in the composition of a majority of the Board of Directors within any two-year period which change is not approved by certain of the directors who were directors at the beginning of such two-year period; (iii) the stockholders of the Company approve and the Company consummates a merger that results in a change in a majority of the combined voting power of the Company or the surviving entity; or (iv) the stockholders of the Company approve and the Company consummates a plan of complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company.

    The foregoing summary is qualified in its entirety by reference to the complete copy of the form of CIC Agreements included as Exhibits 10.13 and
10.14 to the Company's Form 10-Q for the quarter ended June 30, 2002, which was filed with the SEC.

                          AUDIT COMMITTEE MATTERS

REPORT OF THE AUDIT AND FINANCE COMMITTEE

    Management of the Company is responsible for the Company's internal controls and the financial reporting process. KPMG LLP ("KPMG"), the Company's independent registered public accounting firm, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit and Finance Committee's responsibility is to monitor and oversee these processes. The Audit and Finance Committee's function is more fully described in its charter, which has been approved by the Board and is available at the Company's website at www.gardnerdenver.com. The Audit and Finance Committee reviews its charter on an annual basis.

    In this context, the Audit and Finance Committee has met and held discussions with management and KPMG. Management represented to the Audit and Finance Committee that the Company's consolidated financial statements for the fiscal year ended December 31, 2004 were prepared in accordance with U.S. generally accepted accounting principles. The Audit and Finance Committee has reviewed and discussed the consolidated financial statements with management and with KPMG. The Audit and Finance Committee specifically addressed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented, and SEC Regulation S-X, Rule 2-07.

                                     24


    KPMG also provided to the Audit and Finance Committee the written disclosures and letter required by the New York Stock Exchange listing standards. As part of its review of the financial statements and the auditors' disclosures and report, the members of the Audit and Finance Committee also discussed with KPMG its independence.

    The members of the Audit and Finance Committee are not professionally engaged in the practice of auditing or accounting and are not experts with respect to auditor independence. Members of the Audit and Finance Committee rely on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit and Finance Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with U.S. generally accepted auditing standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Company's auditors are in fact "independent."

    Based on its discussions with the Company's management and the Company's independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit and Finance Committee referred to above and in its charter, the Audit and Finance Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the period ended December 31, 2004 for filing with the SEC.


March 15, 2005


Donald G. Barger, Jr., Chairperson
Raymond R. Hipp
Thomas M. McKenna
David D. Petratis

    The information above in the Report of the Audit and Finance Committee of the Board of Directors shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates the information by reference.

ACCOUNTING FEES

    The following summarizes the aggregate fees KPMG billed the Company for services relating to the years ended December 31, 2004 and December 31, 2003.

    Audit Fees. $1,686,000 (for the fiscal year ended December 31, 2004) and $391,500 (for the fiscal year ended December 31, 2003) for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, including attestation of management's report on internal control over financial reporting.

    Audit-Related Fees. $136,000 (for the fiscal year ended December 31,
2004) and $86,500 (for the fiscal year ended December 31, 2003) for acquisition due diligence, employee benefit plan reviews, and other assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, but which are not included under "Audit Fees" above.

    Tax Fees. $704,000 (for the fiscal year ended December 31, 2004) and $410,000 (for the fiscal year ended December 31, 2003) for tax compliance, tax advice and tax planning services.

                                     25


    All Other Fees. $16,000 (for the fiscal year ended December 31, 2004) and $52,500 (for the fiscal year ended December 31, 2003) for all products and services provided by KPMG other than those described above, including Sarbanes-Oxley Section 404 compliance assistance in 2003.

    The Audit and Finance Committee has developed pre-approval policies and procedures for audit and non-audit services, which are attached as Appendix B.

      RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    In accordance with its charter, the Audit and Finance Committee selected KPMG to audit the Company's consolidated financial statements for fiscal 2004. The Audit and Finance Committee has selected KPMG to serve as the Company's independent registered public accounting firm for fiscal 2005. A member of KPMG will be present at the meeting with the opportunity to make a statement and/or respond to appropriate questions from stockholders.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In 2004, the Company paid Frank J. Hansen, one of the Company's current directors, $3,000 under a consulting agreement between the Company and Mr. Hansen for consulting services relating to certain corporate transactions.

    See Footnote 4 to the Summary Compensation Table with respect to the Company's severance arrangement with Mr. Roth, who resigned as Vice President, Finance, and Chief Financial Officer of the Company effective as of August 16, 2004.

     PROPOSAL II--APPROVAL OF THE COMPANY'S EXECUTIVE ANNUAL BONUS PLAN

    The Company's Management Annual Incentive Plan, approved by the Company's stockholders on May 1, 2001, will expire December 31, 2005. Subject to the approval of the stockholders, the Board has renamed such plan the Gardner Denver, Inc. Executive Annual Bonus Plan (the "Annual Bonus Plan") and has renewed such plan without material change, effective January 1, 2006, with a new expiration date of December 31, 2010. The Board has authorized the submission of the Annual Bonus Plan as this Proposal II. A copy of the Annual Bonus Plan is included in this Proxy Statement as Appendix C.

SUMMARY OF PLAN

    It is proposed that the stockholders renew the Annual Bonus Plan, which is intended to formalize the existing practices of awarding annual cash bonuses to senior executives based on the Company's performance. The Annual Bonus Plan is designed so that payments to senior executives will constitute performance-based compensation under Section 162(m) of the Code, and will be tax deductible by the Company. The Annual Bonus Plan furthers the Board's policy of linking executive compensation to the Company's performance and stockholders' interests as a whole. A summary of the essential features of the Annual Bonus Plan is provided below but is qualified in its entirety by reference to the full text of the Annual Bonus Plan.

  PLAN ADMINISTRATION

    The Annual Bonus Plan will be administered by the Management Development and Compensation Committee, which will certify in writing as to the achievement of performance criteria prior to payment of any awards. The Committee retains the discretion to reduce in whole or in part the amount of any award that would otherwise be payable to a participant based upon its assessment of that participant's performance.

  PARTICIPANTS

    Participation in the Annual Bonus Plan will be limited to the Chairman, Chief Executive Officer, President, any Executive Vice President, any Senior Vice President, any senior officer reporting directly to the Chief Executive Officer and any other Vice President or senior executive or officer designated by the Chief Executive Officer. Participants will be selected for participation annually by the Committee, not later than 90 days after

                                     26


the commencement of the relevant performance period. There are six (6) persons currently eligible to participate in the Annual Bonus Plan.

  AWARDS, PERFORMANCE GOALS AND MEASURES

    Awards under the Annual Bonus Plan will be paid in cash. The Committee will establish, no later than ninety (90) days after the beginning of each year, performance goals for such year based upon one or more of the following performance measures: return on equity, assets, capital or investment; pre-tax or after-tax profit levels expressed in absolute dollars or earnings per share; and operating cash flow or cash flow from operating activities. Performance goals may be identical for all participants or may be different to reflect more appropriate measures of individual performance. Performance goals will include a threshold level below which no award will be payable and a maximum award opportunity for each participant. The Committee is authorized to adjust the method of calculating attainment of performance goals in recognition of (i) extraordinary or nonrecurring items,
(ii) changes in tax laws, (iii) changes in generally accepted accounting principles or changes in accounting policies, (iv) charges related to restructured or discontinued operations, (v) restatement of prior period financial results, and (vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements.

    Payment of awards to participants under the Annual Bonus Plan will occur only after the Committee has certified in writing that the applicable performance goals have been achieved for the relevant performance period. Notwithstanding the attainment of the performance goals, annual bonus awards for participants may be denied or adjusted by the Committee, in its sole judgment, based on its assessment of the participant's performance. However, no upward adjustment may be made to an award for a participant if Section 162(m) of the Code would limit the deduction the Company may claim for that participant's compensation. The maximum annual bonus award that may be granted to a participant under the Annual Bonus Plan for any performance period may not exceed $3,000,000 or, if less, three times the participant's base salary as of the last day of the performance period.

    The Company and its subsidiaries have expressly reserved the right under the Annual Bonus Plan, at any time, to terminate the employment of any participant free from any liability under the Annual Bonus Plan; except that a participant who was actively employed as of the last day of the applicable performance period shall be eligible to receive payment of his or her award, even though the participant is no longer an active employee of the Company at the time the Committee actually pays awards under the Annual Bonus Plan for the applicable performance period. The Committee also has the discretion to grant eligibility to a participant to receive an award notwithstanding the fact that such participant is no longer an active employee of the Company at the end of the relevant performance period.

  CHANGE IN CONTROL

    Immediately upon a Change in Control (as defined in the Annual Bonus
Plan), all outstanding awards will be deemed earned at the maximum performance goal level, and the Company shall make a payment of such awards in cash within 10 days after the effective date of the Change in Control. A "Change in Control," for purposes of, and as more fully defined in, the Annual Bonus Plan, shall have occurred if (i) the Company merges with, consolidates into, or sells all or substantially all of its assets to, another entity or person and the Company's stockholders immediately prior to such transaction own less than a majority of the combined voting stock after such transaction; (ii) another person or entity files a report with the SEC indicating that such person beneficially owns 20% or more of the voting stock of the Company; (iii) the Company files a report with the SEC indicating that a change in control has taken or will take place; or (iv) with respect to any two-year period, the directors in office at the beginning of such two-year period (and any directors elected by two-thirds of the directors in office at the beginning of such period) do not constitute a majority of the directors in office at the end of such period.

  DEFERRALS

    The Committee may permit participants to defer receipt of all or a portion of an award.

                                     27



  AMENDMENT, SUSPENSION AND TERMINATION

    The Board may amend, suspend or terminate the Annual Bonus Plan at any time except that no amendment will be effective prior to approval by the Company's stockholders to the extent such approval is required by law or pursuant to Section 162(m) of the Code. Further, no amendment will be effective without stockholder approval that would (i) increase the maximum amount that can be paid to a participant under the Annual Bonus Plan, (ii) change the performance criterion set forth in the Annual Bonus Plan, or
(iii) modify the eligibility requirements of participants. Subject to earlier termination pursuant to the above, the Annual Bonus Plan will terminate December 31, 2010. After that date, no future awards may be granted.

2005 BONUS FORMULA

    In February 2005, the Committee established the performance goals and maximum bonus opportunities for the Annual Bonus Plan participants for 2005. Except for the Division General Managers, the performance goals are based on a weighted average of net income and operating cash flow generated by the Company in 2005. For Division General Managers, the measures are based on a weighted average of the respective division's earnings before taxes and net income and operating cash flow of the Company. The target bonus percentage range is 40-100% of participants' base salaries for 2005, and can be increased to a maximum range of 80-200%, depending on the level of performance goal achievement. These bonus percentage ranges are also subject to further adjustment in the Committee's discretion, as provided under the terms of the Annual Bonus Plan.

    The following table shows the target and maximum amounts payable to eligible participants under the Annual Bonus Plan for the fiscal year ending December 31, 2005:

                                       EXECUTIVE ANNUAL BONUS PLAN BENEFITS

                                                                                        % OF
                                                 % OF SALARY       DOLLAR VALUE        SALARY         DOLLAR VALUE
              NAME & POSITION                     (TARGET)           (TARGET)         (MAXIMUM)        (MAXIMUM)
              ---------------                    -----------       ------------       ---------       ------------

Ross J. Centanni...........................          100%           $  700,000            200%         $1,400,000
  Chairman, President & CEO

Michael S. Carney..........................           40%           $  105,200             80%         $  210,400
  Vice President & General Manager,
  Blower Division

Helen W. Cornell...........................           60%           $  168,000            120%         $  336,000
  Vice President, Finance & CFO

Tracy D. Pagliara..........................           60%           $  165,000            120%         $  330,000
  Vice President, Administration,
  General Counsel & Secretary

Richard C. Steber..........................           40%           $  106,000             80%         $  212,000
   Vice President & General Manager,
   Liquid Ring Pump Division

All Executive Officers as a Group..........                         $1,350,200                         $2,700,400

All Non-Executive Directors as a Group.....                            N/A                                N/A

All Non-Executive Officer Employees as a
  Group....................................                            N/A                                N/A

APPROVAL OF ANNUAL BONUS PLAN

    Approval of the Annual Bonus Plan requires the affirmative vote of a majority of the Common Stock having voting power present at the meeting, in person or by proxy.

                                     28


    THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF THE ANNUAL BONUS PLAN WILL BE IN THE BEST INTERESTS OF THE STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE FOR THIS PROPOSAL, WHICH IS ITEM 2 ON THE PROXY CARD.
                  ---
Proxies received in response to the Board's solicitation will be voted for approval of the Annual Bonus Plan if no specific instructions are included for Item 2, except for shares held in Savings Plans which shall be voted as set forth in the accompanying proxy. See also
"General Information."

              STOCKHOLDERS' PROPOSALS FOR 2005 ANNUAL MEETING

    Stockholders' proposals intended to be presented at the 2006 Annual Meeting must be received by the Company at its principal executive offices (Attention: Corporate Secretary) on or before November 15, 2005 for inclusion in the Company's proxy materials for that meeting. Upon receipt of any proposal, the Company will determine whether or not to include such proposal in the proxy statement in accordance with the regulations governing the solicitation of proxies.

    Any stockholder proposal or nomination for director submitted for inclusion in the Company's proxy materials for that meeting must ordinarily be received by the Company at its principal executive offices (Attention:
Corporate Secretary) no later than 90 days or more than 120 days prior to the anniversary date of the annual stockholder meeting the preceding year (i.e., stockholder proposals or nominations for director for inclusion in 2006 Annual Meeting must be received between January 3, 2006 and February 2,
2006), or such proposal will be considered untimely. However, if the Company changes the date of the meeting by more than 30 days from the date of the previous year's meeting, then such notice must be received within 10 days after notice of the meeting is mailed or other public disclosure of the meeting is made. The stockholder filing the notice of proposal or nomination must describe various matters regarding the proposal or nominee, including, but not limited to, name, address, shares held, a description of the proposal or information regarding the nominee and other specified matters. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority.

    Any stockholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request to the Corporate Secretary at 1800 Gardner Expressway, Quincy, Illinois 62305.

                          HOUSEHOLDING OF PROXIES

    The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders.

    Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company's annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares.

    You may request to receive at any time a separate copy of our annual report or proxy statement, or notify the Company that you do or do not wish to participate in householding by sending a written request to the Corporate Secretary at 1800 Gardner Expressway, Quincy, Illinois, 62305 or by telephoning 217-222-5400.

                                     29



           ELECTRONIC ACCESS TO PROXY STATEMENT AND ANNUAL REPORT

    This Proxy Statement and our 2004 annual report may be viewed online at www.gardnerdenver.com. If you are a stockholder of record, you can elect to receive future annual reports and proxy statements electronically by marking the appropriate box on your proxy form or by following the instructions provided if you vote by telephone or via the Internet. If you choose this option, you will receive a proxy form in mid-March listing the website locations and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your Company Common Stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

                             ADDITIONAL FILINGS

    The Company's Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company's website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. They may be accessed at www.gardnerdenver.com.

                                      GARDNER DENVER, INC.

                                      /s/ Tracy D. Pagliara

                                      Tracy D. Pagliara
                                      Vice President, Administration,
                                      General Counsel and Secretary

March 15, 2005

                                     30



                                                                  APPENDIX A

                            GARDNER DENVER, INC.

                      DIRECTOR INDEPENDENCE STANDARDS

    In order to be considered independent under the rules of the New York Stock Exchange ("NYSE"), the Board must determine that a director does not have any direct or indirect material relationship with Gardner Denver. The Board has established the following guidelines to assist it in determining director independence under the NYSE rules. Any director who meets the following standards will be deemed independent by the Board:

1. The director was not employed by Gardner Denver, and no immediate family member of the director was employed by Gardner Denver as an executive officer, within the preceding three years.

2. The director was not affiliated with or employed by, and no immediate family member of the director was affiliated with or employed in a professional capacity by, Gardner Denver's present or former independent auditor, within the preceding three years.

3. The director was not employed as an executive officer by, and no immediate family member of the director was employed as an executive officer by, any company for which any present Gardner Denver executive officer served as a member of such company's compensation committee within the preceding three years.

4. The director did not receive, and no member of the director's immediate family received, direct compensation in excess of $100,000 per year from Gardner Denver during any of the last three years (other than director and committee fees, pension or other deferred payments that are not in any way contingent on continued service to Gardner Denver, and compensation received by any immediate family member for service as a non-executive officer of Gardner Denver).

5. If the director is an executive officer or an employee of, or if any immediate family member is an executive officer of, another company that does or has done business with Gardner Denver, the annual payments to, or payments received from, Gardner Denver for property or services by such company in each of the last three fiscal years were less than the greater of $1 million or two percent of the annual consolidated gross revenues of such company.

6. If the director is a member of Gardner Denver's Audit Committee, the director has not, other than in his or her capacity as a director, accepted directly or indirectly any consulting, advisory, or other compensatory fee from Gardner Denver or any of its subsidiaries. "Compensatory fees" do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Gardner Denver, provided that such compensation is not contingent on future service.

7. If the director serves as an executive officer, director or trustee of a charitable organization to which Gardner Denver makes contributions, other than the United Way, Gardner Denver's discretionary annual contributions to such organization are less than the greater of $1 million or two percent of such organization's total annual charitable receipts.

8. The director's ownership, direct or indirect, of Gardner Denver common shares is less than 5% of the total outstanding Gardner Denver common shares.

    If any relationship exists between Gardner Denver and any director that is not addressed by the standards set forth above, the directors meeting these standards shall determine whether such relationship impairs the independence of such director.

                                    A-1



                                                                  APPENDIX B

                        AUDIT AND FINANCE COMMITTEE
                          SERVICES APPROVAL POLICY

STATEMENT OF PRINCIPLES

The Audit and Finance Committee (the "Audit Committee") of the Board of Directors of Gardner Denver, Inc. (the "Company") is required to approve the audit and non-audit services performed by the Company's independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received pre-approval, it will require specific approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the pre-approval of the Audit Committee. The term of any pre-approval is twelve (12) months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations. Pre-approval fee levels for all services to be performed by the Company's independent auditor will be established periodically by the Audit Committee.

The Company's independent auditor has reviewed this Policy and believes that implementation of the Policy will not adversely affect the auditor's independence.

DELEGATION

The Audit Committee does not delegate its responsibilities to approve services performed by the independent auditor to management. However, it may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee does not need to pre-approve non-audit services under the following conditions: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent (5%) of the total amount of revenues paid by the Company to the accounting firm during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the Committee's attention and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee may pre-approve the Audit services listed in Appendix B-A periodically. All Audit services not listed
                   ------------
in Appendix B-A must be separately approved by the Audit Committee.
   ------------

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the

                                    B-1



independence of the auditor, and may pre-approve the Audit-related services listed in Appendix B-B periodically. All Audit-related services not listed
          ------------
in Appendix B-B must be separately approved by the Audit Committee.
   ------------

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee may pre-approve the Tax services listed in Appendix B-C
                                                     ------------
periodically. All Tax services not listed in Appendix B-C must be separately
                                             ------------
approved by the Audit Committee.

ALL OTHER SERVICES

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor. The Audit Committee may pre-approve the All Other services listed in Appendix B-D periodically. Permissible All Other services not listed in
------------
Appendix B-D must be separately approved by the Audit Committee.
------------

A list of the SEC's prohibited non-audit services is attached to this policy as Exhibit B-1. The SEC's rules and relevant guidance should be consulted to
   -----------
determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require separate approval by the Audit Committee.

APPROVAL PROCEDURES

All requests or applications to provide services that do not require separate pre-approval by the Audit Committee will be submitted to the Chief Financial Officer and must include a detailed description of the services to be rendered. The Chief Financial Officer will determine whether such services are included within the list of services that have received the prior pre-approval of the Audit Committee and whether the fees for such services fall within the range of fees approved by the Audit Committee for such services. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

If, subsequent to the pre-approval of scheduled services by the Audit Committee, the Company would like to engage the independent auditor to perform a service not included on the existing pre-approval schedule, a request should be submitted to the General Counsel and Chief Financial Officer. If they determine that the service can be performed without impairing the independence of the auditor, then a discussion and approval of the service will be included on the agenda for the next regularly scheduled Audit Committee meeting. If the timing for the service needs to commence before the next Audit Committee meeting, the Audit Committee Chair, or any other member of the Audit Committee designated by the Audit Committee, can provide separate pre-approval.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee, or the designated member(s), by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. With respect to each such request or application, the independent auditor will also provide back-up documentation, which will be provided to the Audit Committee, or the designated member(s), regarding the specific services to be performed.

                                    B-2



MONITORING RESPONSIBILITY

The Committee hereby designates the head of the Company's internal audit function to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The head of the Company's internal audit function will report to the Committee on a periodic basis, but not less frequently than quarterly, on the results of its monitoring. Both the head of the Company's internal audit function and the Company's Chief Financial Officer will immediately report to the Chairman of the Committee any breach of this policy that comes to their attention or the attention of any member of the Company's management.

                                    B-3



APPENDIX B-A
PRE-APPROVED AUDIT SERVICES

Dated:
      --------------

---------------------------------------------------------------------------------------------------------------
 AUDIT SERVICES                                                                                 RANGE OF FEES
---------------------------------------------------------------------------------------------------------------
 Statutory audits or financial audits for subsidiaries or affiliates of the Company
---------------------------------------------------------------------------------------------------------------
 Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters
---------------------------------------------------------------------------------------------------------------
 Attestation of management reports on internal control over financial reporting
---------------------------------------------------------------------------------------------------------------
 Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or  proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit-related" services rather than "audit" services)
---------------------------------------------------------------------------------------------------------------


                                    B-4



APPENDIX B-B
PRE-APPROVED AUDIT-RELATED SERVICES

Dated:
      --------------

---------------------------------------------------------------------------------------------------------------
 AUDIT-RELATED SERVICES                                                                         RANGE OF FEES
---------------------------------------------------------------------------------------------------------------
 Due diligence services pertaining to potential business acquisitions/dispositions
---------------------------------------------------------------------------------------------------------------
 Financial statement audits of employee benefit plans
---------------------------------------------------------------------------------------------------------------
 Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters
---------------------------------------------------------------------------------------------------------------
 Internal control reviews and assistance with internal control reporting requirements
---------------------------------------------------------------------------------------------------------------
 Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies
 (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-
 related" services)
---------------------------------------------------------------------------------------------------------------
 Attest services not required by statute or regulation
---------------------------------------------------------------------------------------------------------------
 General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act of 2002
---------------------------------------------------------------------------------------------------------------
 Audits of opening balance sheets of acquired companies and accounting consultations as to the accounting or disclosure treatment of transactions and proposed transactions
---------------------------------------------------------------------------------------------------------------
 Services related to procedures used to support the calculation of the gain or loss from dispositions and discontinued operations
---------------------------------------------------------------------------------------------------------------
 Compliance letters, agreed upon procedures, reviews and similar reports related to audited financial statements and/or internal controls
---------------------------------------------------------------------------------------------------------------
 Audits of financial statements and transactions included in consolidated financial statements that are used by lenders, filed with government and regulatory bodies and similar reports
---------------------------------------------------------------------------------------------------------------
 Services that result from the role of independent auditor such as reviews of SEC filings, consents, letters to underwriters and other services related to financings that include audited financial statements
---------------------------------------------------------------------------------------------------------------
 Assist the Company with the review of the design of its internal control over financial reporting in connection with the Company's preparedness for Section 404 of Sarbanes-Oxley
---------------------------------------------------------------------------------------------------------------
 Financial statement audits of employee benefit plans
---------------------------------------------------------------------------------------------------------------
 Assist the Company with tax accounting related issues, including tax accounting for transactions and proposed transactions
---------------------------------------------------------------------------------------------------------------
 Assist the Company with accounting issues and audits of carve-out financial statements
---------------------------------------------------------------------------------------------------------------
 Assist the Company with responding to SEC comment letters or other inquiries by regulators related to financial accounting and disclosure matters
---------------------------------------------------------------------------------------------------------------
 Preparation of accounting preferability letters for changes in accounting
---------------------------------------------------------------------------------------------------------------

                                    B-5



APPENDIX B-C
PRE-APPROVED TAX SERVICES

Dated:
      --------------

---------------------------------------------------------------------------------------------------------------
 TAX SERVICES                                                                                   RANGE OF FEES
---------------------------------------------------------------------------------------------------------------
 Worldwide tax compliance
---------------------------------------------------------------------------------------------------------------
 Worldwide tax planning and advice (includes worldwide acquisition related tax planning/
 restructuring)
---------------------------------------------------------------------------------------------------------------
 Worldwide tax related due diligence services pertaining to potential business acquisitions/
 dispositions
---------------------------------------------------------------------------------------------------------------
 Tax controversy services in connection with the examination of U.S. federal, state, local and
 non-U.S. tax returns through the administrative appellate level
---------------------------------------------------------------------------------------------------------------

The above tax services do not include tax services relating to transactions initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

                                    B-6



APPENDIX B-D
PRE-APPROVED ALL OTHER SERVICES

Dated:
     --------------

-------------------------------------------------------------------------------
 SERVICE                                                        RANGE OF FEES
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                    B-7



EXHIBIT B-1
PROHIBITED NON-AUDIT SERVICES

 1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

 2. Financial information systems design and implementation*

 3. Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

 4. Actuarial services*

 5. Internal audit outsourcing services*

 6. Management functions

 7. Human resources

 8. Broker-dealer, investment adviser or investment banking services

 9. Legal services

10. Expert services unrelated to the audit

In addition to the non-audit services specifically listed above, the SEC has articulated three general principles in connection with services provided by the independent auditor which, if violated, could impair the independence of the auditor. The independent auditor cannot: (1) function in the role of management; (2) audit its own work; or (3) serve in an advocacy role for the Company.

* Provision of these non-audit services is permitted if it is reasonable to conclude that the results of these services will not be subject to audit procedures. Materiality is not an appropriate basis upon which to overcome the rebuttable presumption that prohibited services will be subject to audit procedures because determining materiality is itself a matter of audit judgment.

                                    B-8



                                                                  APPENDIX C

                            GARDNER DENVER, INC.
                        EXECUTIVE ANNUAL BONUS PLAN

                              JANUARY 1, 2006

I. PURPOSE OF THE PLAN

    The Gardner Denver, Inc. Executive Annual Bonus Plan (the "Plan") is intended to provide Gardner Denver, Inc. (the "Company") a means by which it can engender and sustain a sense of personal commitment on the part of its senior executives in the continued growth, development and financial success of the Company and encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may award to senior executives annual incentive compensation on the terms and conditions established herein.

II. DEFINITIONS

    2.1 "Annual Incentive Award" or "Award" means the compensation payable in cash granted under the Plan to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations established by the Committee and the Plan.

    2.2 "Board" means the Board of Directors of the Company.

    2.3 For all purposes of the Plan, a "Change in Control" shall have occurred if any of the following events shall occur:

        (a) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and immediately after such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

        (b) The Company sells all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;

        (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13(d)(3) or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Stock;

        (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in Response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

        (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, provided, however, that for purposes of this Section 2.3(e), each Director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the Directors of the Company (or a committee thereof) then still in office who were Directors of the Company at the beginning of any such period will be deemed to have been a Director of the Company at the beginning of such period.

    Notwithstanding the foregoing provisions of Section 2.3(c) or 2.3(d) hereof, unless otherwise determined in a specific case by majority vote of the Board, a Change in Control shall not be deemed to have occurred for purposes of the Plan solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially own a 50% or more of the Voting Stock, or (iii) any employee stock ownership plan or any other employee benefit plan sponsored by the Company, either files or becomes obligated to file a report or a proxy statement under or in response to
Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

    2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    2.5 "Commission" means the Securities and Exchange Commission.

    2.6 "Committee" means the Management Development and Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan, provided that the Committee shall consist of three or more persons, each of whom is an "outside director" within the meaning of
Section 162(m) and a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

    2.7 "Employee" means an employee of the Company or any of its subsidiaries or affiliates.

    2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    2.9 "Participant" means a Senior Executive Officer of the Company who is selected by the Committee to participate in the Plan.

    2.10 "Plan" means the Gardner Denver, Inc. Management Annual Incentive Plan dated January 1, 2001.

    2.11 "Performance Goals" shall be defined as the performance criterion or criteria established by the Committee, pursuant to Section V hereof, for the purpose of determining Awards under the Plan.

    2.12 "Performance Period" means the consecutive 12 month period that constitutes the Company's fiscal year.

    2.13 "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder.

    2.14 "Senior Executive Officer" means the Chairman, Chief Executive Officer, President, any Executive Vice President, any Senior Vice President, any senior officer reporting directly to the Chief Executive Officer and any other Vice President or senior executive or officer designated by the Chief Executive Officer.

    2.15 "Voting Stock" means securities entitled to vote in an election of Directors of the Company.

III. ADMINISTRATION

    3.1 The overall administration of the Plan, including the final determination of Awards to each Participant, is vested in the Committee.

    3.2 Determinations of the Committee in administering the Plan shall be final and binding upon all Participants.

IV. ELIGIBILITY

    Participation in the Plan shall be limited to Senior Executive Officers. Participants will be selected for participation annually by the Committee not later than 90 days after the commencement of the Performance Period. The Committee may withdraw its approval for participation in the Plan for a Participant at any time. In the event of such withdrawal, such Participant shall cease to be a Participant as of the date designated by the Committee and the Employee shall be notified of such withdrawal as soon as practicable following such action. Further, such Employee shall cease to have any right to an Award for the Performance Period in which such withdrawal is effective; provided, however, that the Committee may, in its sole discretion, authorize a prorated award based on the number of full months of participation prior to the effective date of such withdrawal and the Company's performance during such period.

V. PERFORMANCE GOALS AND MEASURES

    5.1. Performance Goals shall be established by the Committee not later than 90 days after commencement of the Performance Period relating to a specific Award. The Performance Goals may be identical for all Participants or, at the discretion of the Committee, may be different to reflect more appropriate measures of individual performance. The criterion or criteria used in establishing Performance Goals may, at the discretion of the Committee, include one or any combination of the following: (i) the Company's return on equity, assets, capital or investment; (ii) pre-tax or after-tax profit levels expressed in absolute dollars or earnings per share of the Company; or (iii) operating cash flow or cash flow from operating activities. The Performance Goals established by the Committee shall include a threshold level of performance below which no Award will be payable and a maximum Award opportunity for each Senior Executive Officer. The determination of attainment of the Performance Goals shall be determined in accordance with generally accepted accounting principles and certified in writing by the Committee.

    5.2 The Committee shall be authorized to make adjustments in the method of calculating attainment of Performance Goals in recognition of: (i) extraordinary or non-recurring items; (ii) changes in tax laws; (iii) changes in generally accepted accounting principles or changes in accounting policies; (iv) charges related to restructured or discontinued operations;
(v) restatement of prior period financial results; and (vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company's financial statements.

VI. AWARDS

    6.1 Awards under the Plan shall be paid in cash.

    6.2 At the first meeting of the Committee after the expiration of the Performance Period, the Committee shall review the prior year's performance in relation to the Performance Goals and determine the level of achievement of the Performance Goals. Payment of Annual Incentive Awards to Participants under the Plan shall occur only after the Committee has certified in writing that the Performance Goals have been achieved for the relevant Performance Period. Notwithstanding the attainment of Performance Goals for the Company as a whole, Awards for Individual Participants under the Plan may be denied or adjusted by the Committee, in its sole judgment, based on its assessment of the Participant's performance. However, no upward adjustment may be made to an Annual Incentive Award for a Participant if Section 162(m) would limit the deduction the Company may claim for that Participant's compensation. The maximum Annual Incentive Award that may be granted to a Senior Executive Officer under the Plan for any Performance Period may not exceed $3,000,000 or, if less, three times the Senior Executive Officer's base salary as of the last day of the Performance Period.

VII. DEFERRALS AND SETTLEMENTS

    The Committee may permit Participants to elect to defer receipt of all or a portion of the Annual Incentive Award under administrative policies established by the Company from time to time, which shall be in compliance with Section 162(m).

VIII. WITHHOLDING TAXES

    The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law.

IX. NO RIGHT TO CONTINUED EMPLOYMENT OR AWARDS

    No person shall have any claim or right to be granted an Award, and the granting of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any of its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to terminate the employment of any Participant free from any liability under the Plan; except that a Participant who was actively employed as of the last day of the applicable Performance Period shall be eligible to receive payment of his Award, as determined pursuant to
Section 6.2 hereof, even though the Participant is no longer an active employee of the Company at the time the Committee actually pays Awards under the Plan for the applicable Performance Period. The Committee shall also have the discretion to grant eligibility to a Participant to receive payment of an Award, notwithstanding the fact that the Participant is not employed by the Company at the end of the Performance Period.

X. CHANGE IN CONTROL

    Immediately upon a Change in Control, all outstanding Awards shall be deemed earned at the maximum Performance Goal level and the Company shall make a payment in cash to each Participant within ten (10) days after the effective date of the Change in Control in the amount of such maximum Award. The granting of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any portion of its business or assets.

XI. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION

    The Board may amend, modify, suspend or terminate this Plan for any purpose except that no amendment or alteration shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Section 162(m) or otherwise required as a matter of law. Further, no amendment to the Plan shall be effective that would: (i) increase the maximum amount that can be paid to a Participant under the Plan; (ii) change the performance criterion or criteria set forth in Section V hereof for payment of Awards; or (iii) modify the eligibility requirements for Participants in the Plan unless first approved by the Company's shareholders.

XII. GOVERNING LAW

    The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

XIII. OTHER BENEFIT AND COMPENSATION PROGRAMS

    Unless otherwise specifically provided to the contrary in the relevant plan, program or practice, Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits under any other Company benefit plan, program or practice or any severance policy of the Company. Further, the Company may adopt other compensation programs, plans or arrangements for employees below the level of Senior Executive Officer as it deems necessary and appropriate.

XIV. SUCCESSORS AND ASSIGNS

    The Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

XV. EFFECTIVE DATE

    This Plan shall be effective as of January 1, 2006. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by the Company's shareholders at the annual meeting of the Company's shareholders held in May 2005. If the shareholders of the Company shall fail to approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect. Subject to earlier termination pursuant to Section XI, the Plan shall terminate effective December 31, 2010. After termination of the Plan, no future awards may be granted under the Plan.

XVI. INTERPRETATION

    The Plan is designed to comply with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner consistent with that intent.

                                      ----------------------------------------
                                         V O T E   B Y   T E L E P H O N E
[Gardner Denver logo]                 ----------------------------------------
c/o National City Bank                Have your proxy/voting instruction card
Corporate Trust Operations            available when you call the TOLL-FREE
Locator 5352                          NUMBER 1-800-542-1160 using a
P. O. Box 92301                       touch-tone telephone and follow the
Cleveland, OH 44101-4301              simple instructions to record your vote.

                                      ----------------------------------------
                                           V O T E   B Y   I N T E R N E T
                                      ----------------------------------------
                                      Have your proxy/voting instruction card
                                      available when you access the website
                                      http://www.votefast.com and follow the
                                      simple instructions to record your vote.

                                      ----------------------------------------
                                               V O T E   B Y   M A I L
                                      ----------------------------------------
                                      Please mark, sign and date your proxy/
                                      voting instruction card and return it
                                      in the POSTAGE-PAID ENVELOPE provided or return it to: National City Bank, P.O. Box 535600, Pittsburgh, PA 15253-9931.

----------------------  -----------------------  -----------------------------
  VOTE BY TELEPHONE         VOTE BY INTERNET              VOTE BY MAIL
Call TOLL-FREE using a   Access the Website and  Return your proxy/instruction
touch-tone telephone:       cast your vote:         card in the postage-paid
    1-800-542-1160      http://www.votefast.com        envelope provided.
----------------------  -----------------------  -----------------------------

                    VOTE 24 HOURS A DAY, 7 DAYS A WEEK!

YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON
         MONDAY, MAY 2, 2005 TO BE COUNTED IN THE FINAL TABULATION.

  IF YOU HOLD SHARES IN THE SAVINGS PLANS, YOUR TELEPHONE OR INTERNET VOTE
       MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON APRIL 28, 2005.

                         ===========================



                         ===========================

         PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------
[GARDNER
DENVER LOGO]  PROXY/VOTING INSTRUCTIONS SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2005.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2, EXCEPT AS OTHERWISE SET FORTH IN THIS PROXY.

PROPOSAL 1.
Election of Directors
Nominees:
(01) Donald G. Barger, Jr.  / / FOR ALL
(02) Raymond R. Hipp        / / WITHHOLD ALL
(03) David D. Petratis      / / FOR ALL EXCEPT

TO WITHHOLD AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"
AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

-------------------------------------------------

PROPOSAL 2. To approve the Company's Executive Annual Bonus Plan.
/ / FOR     / / AGAINST     / / ABSTAIN

/ / By checking the box to the left, I consent to future access to stockholder communications (e.g., annual reports, proxy statements, related proxy materials) electronically via the Internet, as described in the accompanying notice. I understand the Company may no longer distribute printed materials to me for any future stockholders meeting until such consent is revoked. I understand I may revoke my consent at any time by writing the Company's transfer agent, National City Bank, or the Company and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

/ / I plan to attend the Annual Meeting.


------------------------------------------------------------------------------
Signature(s)                                                              Date

Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            GARDNER DENVER, INC.
                       ANNUAL MEETING OF STOCKHOLDERS
                           MAY 3, 2005, 1:30 P.M.
                            QUINCY COUNTRY CLUB
                             2410 STATE STREET
                           QUINCY, ILLINOIS 62301

THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT. IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL YOUR PROXY CARD OR VOTE BY TELEPHONE OR VIA THE INTERNET.

            ELECTRONIC ACCESS TO FUTURE DOCUMENTS NOW AVAILABLE

If you are a registered holder of shares, you have the option to access future stockholder communications (e.g., annual reports, proxy statements and related proxy materials) over the Internet instead of receiving those documents in print. Participation is completely voluntary. If you give your consent, in the future, when our stockholder communication is available over the Internet, the package you receive by mail containing your proxy voting card will contain the Internet location where such material is available (http://www.gardnerdenver.com). Our material will be presented in PDF format. There is no cost to you for this service other than any charges you may incur from your Internet provider, telephone and/or cable company. Once you give your consent, it will remain in effect until you inform us otherwise. You may revoke your consent at any time and/or request paper copies of any stockholder communications by notifying the Company's transfer agent, National City Bank, or the Company in writing at the addresses below.

To give your consent to receive such materials electronically, follow the prompts when you vote by telephone or over the Internet, or check the appropriate box located on the reverse side of the attached proxy/voting instruction card when you vote by mail.

                           STOCKHOLDER INFORMATION

  CORPORATE OFFICES                     TRANSFER AGENT AND REGISTRAR

  Gardner Denver, Inc.                  National City Bank, Dept. 5352
  1800 Gardner Expressway               Corporate Trust Operations
  Quincy, IL 62305-9364                 P.O. Box 92301
  Telephone: (217) 222-5400             Cleveland, OH 44193-0900
  E-mail address:                       Toll-free Telephone: (800) 622-6757
   CorporateSecretary@gardnerdenver.com E-mail address:
                                         shareholder.inquiries@nationalcity.com
  NEWS RELEASES

  News releases, including quarterly earnings releases, are available by visiting our website at http://www.gardnerdenver.com.

         PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
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The undersigned, having received the Notice and Proxy Statement for the
Annual Meeting of Stockholders, hereby appoints each of Helen W. Cornell and Tracy D. Pagliara as the true and lawful attorneys-in-fact, agents and proxies (with full power of substitution) to represent the undersigned and to vote at the Annual Meeting of Stockholders of the Company, to be held at the Quincy Country Club, 2410 State Street, Quincy, Illinois on Tuesday,
May 3, 2005 at 1:30 p.m., local time, and any and all adjournments of the Meeting, in the manner specified, with respect to all shares of Common Stock of Gardner Denver, Inc. which the undersigned is entitled to vote. The undersigned also hereby directs Wachovia Bank, N.A., as trustee ("Wachovia"), to represent the undersigned and to vote at such Meeting, and any and all adjournments of the Meeting, in the manner specified, with respect to all shares of Common Stock to which the undersigned, as a participant in the Gardner Denver, Inc. Retirement Savings Plan (and the Gardner Denver Supplemental Excess Defined Contribution Plan) and/or the Gardner Denver, Inc. Savings Plan (the "Savings Plans"), is entitled to direct the voting. Such representation and voting shall be according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the matters set forth on the front page of this proxy/voting instruction card, as more fully described in the Notice and Proxy Statement.

Should any other matter requiring a vote of the stockholders arise, the proxies named above are authorized to vote in accordance with their discretion. The Board of Directors is not aware of any matter which is to be presented for action at the meeting, other than as set forth on this card.

THIS PROXY/VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AND DEEMED AN INSTRUCTION TO WACHOVIA TO VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO INSTRUCTION IS MADE, THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED BY WACHOVIA, AS TRUSTEE, AS DIRECTED BY THE COMPANY, IN THE SAME PROPORTION (FOR OR AGAINST) AS THE SHARES HELD IN THE SAVINGS PLANS FOR WHICH INSTRUCTIONS ARE RECEIVED.

Shares of Common Stock held in the Savings Plans will be voted by Wachovia as trustee of the Savings Plan. Voting instructions to Wachovia regarding your Savings Plans shares must be received by 11:59 p.m. Eastern Time on April 28, 2005. Such voting instructions can be made in the same manner as other shares of Common Stock are voted by proxy (i.e., by returning the proxy card by mail or voting by telephone or via the Internet). After April 28, 2005, all Savings Plans shares for which voting instructions have not been received will be voted by Wachovia, as trustee, as directed by the Company, in the same proportion (for or against) as the shares held in the Savings Plans for which instructions are received.


                                   APPENDIX


     Page 22 of the proxy statement contains a Stock Performance Graph. The information contained within the graph is presented in a tabular format immediately following the graph.